NOTICE & PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.  )

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The Cato Corporation

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The CATO Corporation

April 21, 2008

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders to be held at the Corporate Office of the Company, 8100 Denmark Road, Charlotte, North Carolina 28273 on Thursday, May 22, 2008 at 11:00 A.M., Eastern Time.

The Notice of the Annual Meeting of Shareholders and Proxy Statement are attached.  The matters to be acted upon by our shareholders are set forth in the Notice of Annual Meeting of Shareholders and discussed in the Proxy Statement.

We would appreciate your signing, dating, and returning to the Company the enclosed proxy card in the enclosed envelope at your earliest convenience.

We look forward to seeing you at our Annual Meeting.

Sincerely yours,

/s/ JOHN P. D. CATO
JOHN P. D. CATO
Chairman, President and
Chief Executive Officer

8100 Denmark Road
P. O. Box 34216
Charlotte, NC 28234
(704) 554-8510

The Cato Corporation
__________________________________________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 22, 2008
__________________________________________________

TO THE SHAREHOLDERS OF
THE CATO CORPORATION

Notice is hereby given that the Annual Meeting of Shareholders of The Cato Corporation (the “Company”) will be held on Thursday, May 22, 2008 at 11:00 A.M., Eastern Time, at the Corporate Office of the Company, 8100 Denmark Road, Charlotte, North Carolina 28273, for the following purposes:

1.	To elect two Directors to serve until their successors are elected and qualified;

2.	To consider and vote upon a proposal to amend and restate the 2004 Incentive Compensation Plan;

3.	To ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2009; and

4.	To transact such other business as may properly come before the meeting or any adjournments thereof.

The Board of Directors has fixed the close of business on March 25, 2008 as the record date for determination of shareholders entitled to notice of and to vote at the meeting or any adjournments thereof.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 22, 2008:

This Proxy Statement, the accompanying proxy card and The Cato Corporation Annual Report on
Form 10-K for the 2007 fiscal year are available at:

www.catofashions.com/investors/proxy.cfm

By Order of the Board of Directors

/s/ STUART L. USELTON
STUART L. USELTON
Dated: April 21, 2008	Assistant Secretary

SHAREHOLDERS ARE URGED TO SIGN AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE TO ENSURE A QUORUM AT THE MEETING.  THIS IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES.  DELAY IN RETURNING YOUR PROXY MAY SUBJECT THE COMPANY TO ADDITIONAL EXPENSE.

The Cato Corporation
8100 Denmark Road
Charlotte, North Carolina 28273

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Cato Corporation (the “Company”) for use at the Annual Meeting of Shareholders of the Company (the “meeting”) to be held on May 22, 2008, and at any adjournment or adjournments thereof.  This Proxy Statement and the accompanying proxy card are first being mailed to shareholders on or about April 24, 2008.

Only shareholders of record at the close of business on March 25, 2008 are entitled to notice of and to vote at the meeting.  As of March 25, 2008, the Company had outstanding and entitled to vote 27,649,013 shares of Class A Common Stock (“Class A Stock”) held by approximately 3,806 holders of record and 1,743,525 shares of Class B Common Stock (“Class B Stock”) held by 2 holders of record.  The Company’s transfer agent estimates that there are approximately 5,179 beneficial owners in total.  Holders of Class A Stock are entitled to one vote per share and holders of Class B Stock are entitled to ten votes per share.  Holders of Class A Stock vote with holders of Class B Stock as a single class.

All proxies properly executed and received prior to the meeting will be voted at the meeting.  If a shareholder specifies how the proxy is to be voted on any of the business to come before the meeting, the proxy will be voted in accordance with such specification.  If no specification is made, the proxy will be voted FOR the election as Directors of the two persons named as nominees in this Proxy Statement, FOR the proposal to amend and restate the 2004 Incentive Compensation Plan, FOR the ratification of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm, and in the discretion of the proxy holders on any other business properly brought before the meeting.  A proxy may be revoked at any time prior to its exercise by written notice to the Secretary of the Company, by executing and delivering a proxy with a later date, or by voting in person at the meeting.

If you plan to attend and vote at the meeting and your shares are held in the name of a broker or other nominee, please bring with you a proxy or letter from the broker or nominee to confirm your ownership of shares.

In accordance with applicable Delaware law and the Company’s Bylaws, the holders of a majority of the combined voting power of Class A Stock and Class B Stock present in person or represented by proxy at the meeting will constitute a quorum.  Abstentions are counted for purposes of determining the presence or absence of a quorum.  With regard to the election of directors, votes may either be cast in favor of or withheld, and, assuming the presence of a quorum, directors will be elected by a plurality of the votes cast.  Votes that are withheld will be excluded entirely from the vote and will have no effect on the outcome of the election.  The approval of the amendment and restatement of the 2004 Incentive Compensation Plan and the ratification of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm requires the affirmative vote of a majority of the combined voting power of the Class A Stock and Class B Stock present in person or represented by proxy at the meeting and entitled to vote.  On any proposal other than the election of directors, an abstention will have the same effect as a negative vote but, because shares held by brokers will not be considered entitled to vote on matters which the brokers withhold authority, a broker non-vote will have no effect on the vote on any such proposal.

The Company will bear the expense of preparing, printing, and mailing these proxy materials to shareholders.  The Company will reimburse brokers, dealers, banks, and other custodians, nominees, and fiduciaries for their reasonable expenses in forwarding proxy solicitation materials to beneficial owners of the Company’s Class A Stock and Class B Stock and securing their voting instructions.

These proxy materials are available in PDF and HTML format at www.catofashions.com/investors/proxy.cfm and will remain posted until the conclusion of the meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of March 25, 2008, certain information regarding the ownership of the outstanding shares of Class A Stock and Class B Stock by (i) each director and nominee, (ii) each person who is known by the Company to own more than 5% of such stock, (iii) each executive officer listed in the Summary Compensation Table, and (iv) all directors and executive officers as a group.  Unless otherwise indicated in the footnotes below, each shareholder named has sole voting and investment power with respect to such shareholder’s shares.  Unless otherwise indicated, the address of each shareholder listed below is 8100 Denmark Road, Charlotte, North Carolina 28273.

					Percent
	Shares Beneficially Owned (1) (2)				of Total
	Class A Stock		Class B Stock		Voting
	Number	Percent	Number	Percent	Power

John P. D. Cato (3) (4)	118,200	*	1,743,525	100.0	38.9
Thomas W. Stoltz (5)	10,000	*	--	--	*
B. Allen Weinstein	28,767	*	--	--	*
Howard A. Severson	25,648	*	--	--	*
Michael T. Greer (6)	16,784	*	--	--	*
Robert W. Bradshaw, Jr.	750	*	--	--	*
George S. Currin	16,930	*	--	--	*
William H. Grigg	1,500	*	--	--	*
Grant L. Hamrick	4,500	*	--	--	*
James H. Shaw	6,654	*	--	--	*
A. F. (Pete) Sloan	10,800	*	--	--	*
D. Harding Stowe	--	--	--	--	--
All directors and executive officers as a group (12 persons) (7)	240,533	*	1,743,525	100.0	39.2

Wellington Asset Management Co., LLP (8)	4,098,825	14.8	--	--	9.1
Royce & Associates, LLC (9)	3,909,645	14.1	--	--	8.7
FMR LLC (10)	2,001,467	7.2	--	--	4.4
NFJ Investment L.P. Group (11)	1,938,550	7.0	--	--	4.3
Barclays Global Investors N.A., et al. (12)	1,669,657	6.0	--	--	3.7
_________________
* Less than 1%

(1)
Includes the vested interest of executive officers in the Company’s Employee Stock Ownership Plan and Employee Stock Purchase Plan.  The aggregate vested amount credited to their accounts as of March 25, 2008 was 46,937 shares of Class A Stock.

(2)	Share amounts shown as subject to stock options in the footnotes below cover shares under options that are presently exercisable or will become exercisable within 60 days after March 25, 2008.

(3)	The amount shown for Class A Stock includes 11,250 shares held by Mr. Cato’s wife. Mr. Cato disclaims beneficial ownership of shares held directly or indirectly by his wife.

(4)	Mr. Cato has pledged 1,740,525 of the Class B Stock to Merrill Lynch as collateral under a loan agreement.

(5)	Mr. Stoltz has resigned as Chief Financial Officer of the Company, effective April 18, 2008.

(6)	Includes 3,000 shares of Class A Stock subject to stock options.

(7)	The amounts shown for Class A Stock include 3,000 shares subject to stock options.

(8)
Based on an amended Schedule 13G filed by this shareholder with the Securities and Exchange Commission on or about February 11, 2008.  The address of this shareholder is 75 State Street, Boston, Massachusetts 02109.

(9)
Based on an amended Schedule 13G filed by this shareholder with the Securities and Exchange Commission on or about January 28, 2008.  The address of this shareholder is 1414 Avenue of the Americas, New York, New York 10019.

(10)
Based on a Schedule 13G filed by this shareholder with the Securities and Exchange Commission on or about February 14, 2008.  The address of this shareholder is 82 Devonshire Street, Boston, Massachusetts 02109.  This shareholder does not have voting power over any of the shares, but does have shared investment power over the shares.

(11)
Based on an amended Schedule 13G filed by this shareholder with the Securities and Exchange Commission on or about February 12, 2008.  The address of this shareholder is 2100 Ross Avenue, Suite 700, Dallas, Texas 75201.

(12)
Based on a Schedule 13G filed by Barclays Global Investors, N. A. and certain of its affiliates with the Securities and Exchange Commission on or about February 5, 2008.   The address of this shareholder is 45 Fremont Street, San Francisco, California 94105.  This shareholder and its affiliates collectively report sole voting power over 1,224,147 of such shares.

PROPOSAL 1 – ELECTION OF DIRECTORS

The Board of Directors, currently consisting of eight members, is divided into three classes with terms expiring alternately over a three-year period.  The terms of two incumbent directors expire at the Annual Meeting.  The directors whose terms expire at this year’s Annual Meeting, Mr. Robert W. Bradshaw and Mr. Grant L. Hamrick, have been nominated by the Corporate Governance and Nominating Committee for re-election and to serve until the 2011 Annual Meeting and until their successors are elected and qualified.  The Corporate Governance and Nominating Committee nominates director candidates in accordance with the Company’s Bylaws and the policies described below under “Corporate Governance Matters – Director Nomination Criteria and Process.”

It is the intention of the persons named in the proxy to vote for the nominees above to serve for the terms described above, except to the extent authority to so vote is withheld with respect to one or more nominees.   Should any nominee be unable to serve, which is not anticipated, the proxy will be voted for the election of a substitute nominee selected by the Board of Directors.  The two nominees shall be elected by a plurality of the votes of Class A Stock and Class B Stock voting as a single class.

The directors recommend that shareholders vote FOR the election of Messrs. Bradshaw and Hamrick as members of the Board of Directors.

Nominees

Information with respect to each nominee, including biographical data for at least the last five years, is set forth below.

Robert W. Bradshaw, Jr., 74, has been a director of the Company since 1994.  Since 1961, he has been engaged in the private practice of law with Robinson, Bradshaw & Hinson, P.A. and currently serves of counsel to the firm.

Grant L. Hamrick, 69, has been a director of the Company since 1994.  Mr. Hamrick was Senior Vice President and Chief Financial Officer for American City Business Journals, Inc. from 1989 until his retirement in 1996.  From 1961 to 1985, Mr. Hamrick was employed by the public accounting firm Price Waterhouse and served as Managing Partner of the Charlotte, North Carolina office.

Continuing Directors

Information with respect to the five continuing members of the Board of Directors, including biographical data for the last five years, is set forth below.

John P. D. Cato, 57, has been employed as an officer of the Company since 1981 and has been a director of the Company since 1986.  Since January 2004, he has served as Chairman, President and Chief Executive Officer.  From May 1999 to January 2004, he served as President, Vice Chairman of the Board and Chief Executive Officer.  From June 1997 to May 1999, he served as President, Vice Chairman of the Board and Chief Operating Officer.  From August 1996 to June 1997, he served as Vice Chairman of the Board and Chief Operating Officer.  From 1989 to 1996, he managed the Company’s off-price division, serving as Executive Vice President and as President and General Manager of the It’s Fashion! Division from 1993 to August 1996.  Mr. John Cato is currently a director of Ruddick Corporation.

George S. Currin, 71, has been a director of the Company since 1973.  Since 1989, he has served as Chairman and Managing Director of Fourth Stockton Company LLC and Chairman of Currin-Patterson Properties LLC, both privately held real estate investment companies.

William H. Grigg, 75, has been a director of the Company since 2005.  Mr. Grigg is Chairman Emeritus (Retired) of Duke Energy Corporation, where he held positions including Chairman, President and Chief Executive Officer, Vice Chairman, Chief Financial Officer and General Counsel over a 35 year career.  Mr. Grigg retired from Duke Energy Corporation in 1997.  He currently serves on the Board of Directors of Associated Electric and Gas Insurers, Ltd., Kuhlman Electric Corporation and Faison Enterprises and has served on the Boards of Directors of Nations Fund Group, Shaw Group, Inc. and Coltec Industries, Inc.

James H. Shaw, 79, has been a director of the Company since 1989.  Mr. Shaw was Chairman of Consolidated Ivey’s, a regional department store chain, from 1988 until his retirement in 1989, Chairman and Chief Executive Officer of J. B. Ivey & Company from 1986 to 1988 and Chairman and Chief Executive Officer of Ivey’s Carolinas from 1983 to 1986.

A.F. (Pete) Sloan, 78, has been a director of the Company since 1994.  Mr. Sloan is retired Chairman and Chief Executive Officer of Lance, Inc. where he was employed from 1955 until his retirement in 1990.

D. Harding Stowe, 52, has been a director of the Company since 2005.  Mr. Stowe has been the President and Chief Executive Officer of R.L. Stowe Mills, Inc. since 1994.  Mr. Stowe currently serves on the board of the National Council of Textile Organizations, the National Cotton Council, The Foundation of the University of North Carolina at Charlotte, Inc. and the Board of Advisors of Belmont Abbey College.  Mr. Stowe also serves by appointment of the Bush Administration on the United States Manufacturing Council.

The six continuing members of the Board of Directors are divided into two classes with current terms expiring in 2009 and 2010.  On the expiration of each director’s term, his successor in office will be elected for a three-year term.  The terms of Messrs. John P.D. Cato, William H. Grigg and James H. Shaw expire in 2009. The terms of Messrs. George S. Currin, D. Harding Stowe, and A.F. (Pete) Sloan expire in 2010.  In addition, the class of directors whose term expires in 2008 includes a vacancy created by the resignation of a former director in December 2005.  The Board has decided to fill this vacancy with an independent director and the Corporate Governance and Nominating Committee is currently seeking a qualified candidate.

MEETINGS AND COMMITTEES

During the fiscal year ended February 2, 2008, the Company’s Board of Directors held four meetings.  The Board typically schedules a meeting in conjunction with the Company’s Annual Meeting of shareholders and expects that all directors will attend the Annual Meeting absent a schedule conflict or other valid reason.  All directors attended the Company’s 2007 Annual Meeting.

The Board of Directors, pursuant to authority granted in the Company’s Bylaws, has established an Audit Committee, Compensation Committee, and Corporate Governance and Nominating Committee.  During the fiscal year ended February 2, 2008, the Audit Committee held five meetings, the Compensation Committee held seven meetings, and the Corporate Governance and Nominating Committee held three meetings.

Mr. William H. Grigg attended 67%, and Messrs. Bradshaw, Cato, Currin, Hamrick, Shaw, Sloan and Stowe attended 100%, of various scheduled Board of Directors meetings and Committee meetings during fiscal 2007, respectively.

Audit Committee

The Audit Committee assists the Board of Directors in fulfilling its oversight responsibilities regarding the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the safeguarding of the Company’s assets, the independence, qualifications, and performance of the independent auditors, the performance of the Company internal audit function, and such other matters as the Committee deems appropriate or as delegated to the Committee from time to time.  During the fiscal year ended February 2, 2008, the Audit Committee held five meetings.  The Board of Directors has determined that each member of the Audit Committee is an independent director, in accordance with the independence requirements of the New York Stock Exchange (“NYSE”).  In addition, the Board has determined that each member of the Audit Committee meets the heightened standards of independence for audit committee members under the Securities Exchange Act of 1934.  Messrs. Grant L. Hamrick, Chair, Robert W. Bradshaw, Jr., William H. Grigg and A. F. (Pete) Sloan are members of the Audit Committee.  Additional information concerning the Audit Committee is set forth below under “Selection of Independent Registered Public Accounting Firm.”

Compensation Committee

The Compensation Committee assesses the Company’s overall compensation programs and philosophies.  The Committee reviews and approves, on an annual basis, the Company’s goals and objectives for compensation of the Chief Executive Officer and evaluates the Chief Executive Officer’s performance in light of those goals and objectives at least annually.  Based on this evaluation, the Compensation Committee determines and reports to the Board the Chief Executive Officer’s compensation, including salary, bonus, incentive, and equity compensation.

The Compensation Committee also reviews and approves, on an annual basis, the evaluation process and compensation structure of the Company’s other executive officers and evaluates those other officers’ performance at least annually.  Based on this evaluation, the Compensation Committee determines and reports to the Board the other executive officers’ compensation, including salary, bonus, incentive, and equity compensation.  The Compensation Committee also reviews on an annual basis and recommends to the Board the form and amount of director compensation.  In addition, the Compensation Committee grants restricted stock and other awards to associates of the Company and its subsidiaries pursuant to the Company’s benefit and incentive compensation plans and reports such actions to the Board of Directors.

The Compensation Committee has the power to delegate its authority to subcommittees.  The chairman of any such subcommittee must report regularly to the full Compensation Committee.

The Board of Directors has determined that each member of the Compensation Committee is an independent director, in accordance with the independence requirements of the NYSE.  The Compensation Committee held seven meetings during the fiscal year ended February 2, 2008.  Messrs. A. F. (Pete) Sloan, Chair, George S. Currin, James H. Shaw and D. Harding Stowe are members of the Compensation Committee.

Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee reviews, evaluates and recommends nominees for the Board of Directors.  In addition, the Corporate Governance and Nominating Committee monitors and evaluates the performance of the directors on a periodic basis, individually and collectively. The Committee also periodically reviews the Company’s corporate governance principles and recommends changes to the Board of Directors.  The Board of Directors has determined that each member of the Corporate Governance and Nominating Committee is an independent director, in accordance with the independence requirements of the NYSE.  The Corporate Governance and Nominating Committee held three meetings during the fiscal year ended February 2, 2008.  Messrs. George S. Currin, Chair, Robert W. Bradshaw, Jr., William H. Grigg, James H. Shaw, and D. Harding Stowe are members of the Corporate Governance and Nominating Committee.

CORPORATE GOVERNANCE MATTERS

Corporate Governance Guidelines and Committee Charters

In furtherance of its longstanding goal of providing effective governance of the Company’s business and affairs for the benefit of shareholders, the Board of Directors has approved Corporate Governance Guidelines for the Company.  The Guidelines are available on the Company’s website at www.catocorp.com, as are the committee charters for the Company’s Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee.  Print copies of these documents are available to any shareholder that requests a copy by writing to Corporate Governance and Nominating Committee, c/o Office of the Corporate Secretary, 8100 Denmark Road, Charlotte, North Carolina 28273.

Director Independence

The Board of Directors made a determination as to the independence of each of its members.  The Board of Directors determined that each of the following Board members is independent: Mr. Robert W. Bradshaw, Jr., Mr. George S. Currin, Mr. William H. Grigg, Mr. Grant L. Hamrick, Mr. James H. Shaw, Mr. A.F. (Pete) Sloan, and Mr. D. Harding Stowe.  The Board determined that Mr. John P. D. Cato, an employee of the Company, is not independent.  The Board made these determinations based upon the definition of an “independent director” set forth in the NYSE listing standards (the “NYSE Independence Tests”), as supplemented by the Company’s Corporate Governance Guidelines.  A director will be independent only if the director has no material relationship with the Company.  For purposes of such determination, the Board must affirmatively determine whether a material relationship exists between the director and the Company.  This determination is in addition to the analysis under the NYSE Independence Tests and SEC Rule 10A-3 and must be based on the overall facts and circumstances specific to that director.

In order to assist the Board in making determinations of independence, any relationship described below will be presumed material:

(1)	The director is, or has been within the last three years, an employee of the Company, or an immediate family member is, or has been within the last three years, an executive officer, of the Company.

(2)
The director has received, or an immediate family member has received, during any twelve-month period within the last three years, more than $100,000 in direct compensation from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service).

(3)
The director or an immediate family member is a current partner of a firm that is the Company’s internal or external auditor; the director is a current employee of such a firm; the director has an immediate family member who is a current employee of such a firm and who participates in the firm’s audit, assurance, or tax compliance (but not tax planning) practice; or the director or an immediate family member was within the last three years (but is no longer) a partner or employee of such a firm and personally worked on the Company’s audit within that time.

(4)
The director or an immediate family member is, or has been within the last three years, employed as an executive officer of another company where any of the Company’s present executive officers at the same time serves or served on that company’s compensation committee.

(5)
The director is a current employee, or an immediate family member is a current executive officer, of a company that has made payments to, or received payments from, the Company for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million, or 2% of such other company’s consolidated gross revenues.

Audit Committee Financial Experts

The Board of Directors has determined that at least one member of the Audit Committee, Mr. Grant L. Hamrick, is a financial expert.

Executive Sessions of Non-Management Directors

Non-management Board members meet without management at regularly scheduled executive sessions.  In addition, to the extent that the group of non-management directors includes directors that are not independent, at least once a year there will be scheduled an executive session including only independent directors.  The Chair of the Corporate Governance and Nominating Committee will preside over meetings of the non-management or independent directors.

Compensation Committee Interlocks and Insider Participation

The Company is unaware of any relationships that would require disclosure under this caption.

Code of Ethics and Code of Business Conduct and Ethics

The Company has adopted a written Code of Ethics (the “Code of Ethics”) that applies to the Company’s Chairman, President and Chief Executive Officer (principal executive officer), Executive Vice President, Chief Financial Officer (principal financial officer), and Senior Vice President, Controller (principal accounting officer).  The Company has adopted a Code of Business Conduct and Ethics (the “Code of Conduct”) that applies to all associates, officers, and directors of the Company.  The Code of Ethics and Code of Conduct are available on the Company’s website at www.catocorp.com, under the “Corporate Governance” caption and print copies are available to any shareholder that requests a copy by writing to Corporate Governance and Nominating Committee, c/o Office of the Corporate Secretary, 8100 Denmark Road, Charlotte, North Carolina 28273.  Any amendments to the Code of Ethics or Code of Conduct, or any waivers of the Code of Ethics, or any waiver of the Code of Conduct for directors or executive officers, will be disclosed on the Company’s website promptly following the date of such amendment or waiver.  Information on the Company’s website, however, does not form a part of this Proxy Statement.

Communications with Directors

You may communicate directly with any member or committee of the Board of Directors by writing to: Chair of the Corporate Governance and Nominating Committee, c/o Office of the Corporate Secretary, The Cato Corporation, 8100 Denmark Road, Charlotte, North Carolina 28273.  Depending on the subject matter, the Chair of the Corporate Governance and Nominating Committee, with the assistance of the Company’s Senior Vice President, Human Resources and Assistant Secretary will determine whether to forward it to the director or directors to whom it is addressed, attempt to handle the inquiry directly (for example, where it is a request for information about the Company or it is a stock-related matter), or not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topic.

If the subject matter involves a matter relating to accounting, internal accounting controls or auditing matters, the Senior Vice President, Human Resources and Assistant Secretary will report the matter to the Chair of the Audit Committee and also advise the Chief Executive Officer and Chief Financial Officer.  The Chair of the Audit Committee and the Chief Executive Officer will determine what action, if any, should be taken.  The Office of the Corporate Secretary and Chair of the Audit Committee will investigate the matter, if necessary, and file a report with the Audit Committee.  The Audit Committee, at its discretion, may discuss the matter with the Board of Directors.

The Senior Vice President, Human Resources will maintain a log of all complaints, tracking their receipt, investigation, and resolution and will prepare a periodic summary thereof for the Board of Directors, and the Audit Committee, as appropriate.

Director Nomination Criteria and Process

Directors may be nominated by the Board of Directors in accordance with the Company’s Bylaws or by shareholders in accordance with the procedures specified in Article II, Section 3 of the Company’s Bylaws.  The Company’s Corporate Governance and Nominating Committee will consider all nominees, including any submitted by shareholders, for the Board of Directors.  The assessment of a nominee’s qualifications will include a review of Board of Director qualifications as described in the Company’s Corporate Governance Guidelines.

As specified in Article II, Section 3 of the Company’s Bylaws, notice of a shareholder nomination for a director nominee to be considered at an Annual Meeting must be in writing and received by the Secretary of the Company at the Company’s principal executive offices, 8100 Denmark Road, Charlotte, North Carolina 28273-5975 no later than 90 days prior to the anniversary of the preceding year’s Annual Meeting (in the case of the Company’s 2009 Annual Meeting of shareholders, no later than February 21, 2009).  The shareholder’s notice must also set forth, with respect to any director nominee, his or her name, age, business and residential address, principal occupation, the class and number of shares of the Company owned by the nominee, the nominee’s consent to being named in the proxy statement and serving if elected, and any other information required by the proxy rules of the Securities and Exchange Commission pursuant Regulation 14A of the Securities and Exchange Act of 1934, as amended.  The notice must also include the name and address of the nominating shareholder as it appears on the Company’s stock transfer records and the class and number of shares of the Company beneficially owned by the nominating shareholder.

The Corporate Governance and Nominating Committee will select qualified nominees and review its recommendations with the full Board of Directors.  The Board of Directors will decide whether to invite the nominee to join the Board.  Nominees for director will be selected on the basis of outstanding achievement in their professional careers, broad experience, wisdom, integrity, ability to make independent, analytical inquiries, understanding of the business environment, diversity, and willingness to devote adequate time to Board duties.  The Board believes that each director should have a basic understanding of (i) the principal operational and financial objectives and plans and strategies of the Company, (ii) the results of operations and financial condition of the Company and of any significant subsidiaries or business segments, and (iii) the relative standing of the Company and its business segments in relation to its competitors.

The Board will have a majority of directors who meet the criteria for independence required by the NYSE.  The Corporate Governance and Nominating Committee is responsible for reviewing with the Board, on an annual basis, the requisite skills and characteristics that the Board seeks in Board members as well as the composition of the Board as a whole.  On an annual basis, the Board will evaluate whether members qualify as independent under applicable standards.  During the course of a year, directors are expected to inform the Board of any material changes in their circumstances or relationships that may impact their designation by the Board as independent.

PROPOSAL 2 – APPROVAL OF THE AMENDED AND RESTATED 2004 INCENTIVE COMPENSATION PLAN

The Cato Corporation 2004 Incentive Compensation Plan (the “2004 Plan”) was first adopted by the Board of Directors on April 8, 2004 and approved by our shareholders in May 2004.  The Board of Directors proposes that the shareholders of Cato approve an amendment and restatement of the 2004 Plan (the “2004 Plan Restatement”).  The amendments to the 2004 Plan include, among other things, changes to allow awards to be granted to non-employee directors of the Company.  The Board of Directors believes that it is in the best interests of the Company and its shareholders to amend the 2004 Plan to allow the Company to offer equity-based incentives to compensate non-employee directors and to enhance the Company’s ability to attract and retain highly qualified individuals to serve as directors on our Board. The 2004 Plan Restatement will be effective as of May 22, 2008, subject to shareholder approval.

The 2004 Plan also was initially adopted in order to allow certain awards granted thereunder to meet the requirements for performance-based compensation under Section 162(m) of the Code (the “Code”).  Section 162(m) of the Code generally limits the Company’s annual federal income tax deduction for compensation paid to certain executive officers to $1 million with respect to each such officer.  However, compensation that qualifies as “performance-based compensation” under Section 162(m) is not subject to this deduction limit.  Compensation qualifies as performance-based only if it satisfies certain requirements, including that the material terms of the plan and performance goals under which the awards will be paid are disclosed to and approved by the shareholders. In order to meet the requirements for performance-based compensation under Section 162(m) of the Code, the Company must obtain shareholder approval of the material performance goals under the 2004 Plan at least every five years.  In addition, we have made certain changes to the performance-based compensation provisions of the Plan.  Therefore, we also are submitting the 2004 Plan Restatement for shareholder approval to satisfy the requirements of Section 162(m) of the Code and preserve the Company’s ability to receive a federal income tax deduction for certain compensation paid under the Plan.

In addition to the proposed amendments to the 2004 Plan to allow non-employee directors to receive awards, the 2004 Plan also has been amended to:

•	clarify that the maximum number of shares of Class A Common Stock (the “Class A Stock”) that may be issued pursuant to incentive stock options under the Plan is 1,350,000 shares;

•	provide that no participant can be granted awards covering more than 300,000 shares of Class A Stock during any calendar year (increased from 200,000 shares);

•	make clarifications regarding performance goals used for performance-based compensation;

•	change the maximum allowable incentive bonus payment to a participant for any calendar year from $2 million to $3 million;

•	add provisions regarding deferrals of compensation and Section 409A of the Code; and

•	make other minor revisions and clarifications.

The following is a summary of the 2004 Plan Restatement submitted for shareholder approval.  The summary describes the major features of the 2004 Plan, but it is qualified by reference to the full text of the 2004 Plan Restatement, which is included in this Proxy Statement as APPENDIX A.

Administration

The 2004 Plan is administered by the Compensation Committee of the Board of Directors.  The Compensation Committee has the full authority to select the recipients of awards granted under the 2004 Plan, to determine the type and size of awards, and to determine and amend the terms, restrictions and conditions of awards.  The Compensation Committee also has the full authority to construe and interpret the 2004 Plan and any related award agreement, to establish rules and regulations relating to the administration of the 2004 Plan, to delegate administrative responsibilities, to determine rules and conditions for the deferral of payments under awards, and to make all other determinations that may be necessary or advisable for the administration of the 2004 Plan.

Eligibility

Awards may be granted under the 2004 Plan to key employees of the Company and its subsidiaries who occupy responsible managerial or professional positions and who have the capability of making a substantial contribution to the success of the Company as determined by the Compensation Committee.  As amended, awards also may be granted to non-employee directors of the Company.  In selecting recipients of awards, the Compensation Committee can take into account any factors it deems relevant, including the duties of the individual and the Committee’s assessment of the individual’s present and potential contributions to the success of the Company and its subsidiaries.  The number of individuals eligible to participate in the 2004 Plan varies and, in light of the Compensation Committee’s discretion, the actual number of individuals who will be granted an award in the future cannot be determined.  The Company currently has approximately 10,000 employees and there currently are approximately 117 individuals who hold outstanding awards under the 2004 Plan.

Types of Awards

Awards that may be granted under the 2004 Plan include incentive stock options, nonstatutory stock options, stock appreciation rights, restricted stock, restricted stock units, incentive bonus awards and stock awards.  The Compensation Committee also may designate certain awards as “performance compensation.”  Each type of award is discussed in more detail below.

Shares Subject to the 2004 Plan and Award Limits

Subject to adjustment as described below, the number of shares of the Company’s Class A Stock reserved for issuance under the 2004 Plan is 1,350,000 (which reflects the 900,000 shares initially reserved under the Plan as adjusted for the 3-for-2 stock split effected with respect to the Common Stock on June 27, 2005).  As of March 25, 2008 (the record date), 330,466 shares of the Class A Stock authorized to be issued under the 2004 Plan have been issued or are subject to currently outstanding awards, leaving 1,019,534 shares of Class A Stock available for future awards under the 2004 Plan.  The closing price of a share of the Company’s Class A Stock on the NYSE on April 9, 2008 was $14.49.

If shares of Class A Stock subject to an award under the 2004 Plan are forfeited or the award is settled in cash or otherwise terminates for any reason without the issuance of such shares, those shares will be available for further awards under the 2004 Plan.

As amended, the 2004 Plan provides that no individual may be granted options and/or stock appreciation rights under the 2004 Plan with respect to an aggregate of more than 300,000 shares of Class A Stock during any calendar year.  As amended with respect to all other types of awards, no individual may be granted awards with respect to an aggregate of more than 300,000 shares of Class A Stock during any calendar year.

In the event of a reorganization, recapitalization, stock split, stock dividend, merger, consolidation, or similar transaction or change in corporate capitalization affecting the Class A Stock, adjustments may be made in accordance with the Plan to the limits on the number of shares of Class A Stock which may be issued under the 2004 Plan and the number and price of shares of Class A Stock subject to outstanding awards under the 2004 Plan.

Stock Options

Stock options may be granted under the 2004 Plan in the form of either incentive stock options (also referred to as “ISOs”) intended to qualify under Section 422 of the Code or nonstatutory stock options.  Stock options give the recipient an opportunity to purchase shares of Class A Stock from the Company at a designated exercise price.  Incentive stock options can be granted only to employees of the Company and eligible subsidiaries.

The exercise price of options granted under the 2004 Plan is determined at the discretion of the Compensation Committee, but the exercise price per share generally may not be less than the fair market value of a share of Class A Stock on the grant date of the option.  In the case of incentive stock options granted to any holder on the grant date of more than 10% (directly or by attribution through relatives or entities in which the holder has an ownership interest) of the total combined voting power of all classes of stock of the Company or a parent or subsidiary corporation (a “10% Stockholder”), the exercise price per share may not be less than 110% of the fair market value of a share of Class A Stock on the grant date.  Under the 2004 Plan, fair market value generally is based on the average of the high and low sale prices of the Class A Stock on the NYSE on the grant date.

The exercise price of an option may be paid in cash, or if permitted by the Compensation Committee, in shares of Class A Stock owned by the option holder or by other means the Company determines to be consistent with applicable law (including, for example, “cashless exercises”).

The Compensation Committee establishes the time period within which options must be exercised, but this period cannot exceed ten years from the grant date of the option or, in the case of incentive stock options granted to a 10% Stockholder, five years from the grant date of the option.  Options may expire before the end of the option period if the option holder’s service with the Company terminates.  Stock options will be exercisable at such time or times and subject to such restrictions as determined by the Compensation Committee.  To the extent that the fair market value of incentive stock options (determined based on the fair market value on the grant date) that become exercisable for the first time in a calendar year exceeds $100,000, such options generally will be deemed nonstatutory stock options.

Except as otherwise provided by the Compensation Committee, the following rules apply if an option holder’s service with the Company and its subsidiaries terminates.  If an option holder’s service terminates for any reason other than cause, death, disability or an eligible retirement, the option holder generally may exercise his or her stock options (to the extent then vested) within the 90-day period following such termination.  If the option holder is terminated for cause, the option holder’s stock options will immediately expire and no longer can be exercised.   If the option holder’s service terminates due to his or her death, disability or eligible retirement, options (to the extent then vested) generally may be exercised during the one-year period following termination.  In any event, an option cannot be exercised after the expiration of its term (i.e., the option period fixed by the Compensation Committee).

Options generally may not be transferred except by will or the laws of descent and distribution and options generally may be exercised during the lifetime of the option holder only by the option holder.  However, the Compensation Committee, in its discretion, may permit the transfer of nonstatutory stock options, without consideration, to certain family members or family-related trusts, foundations or other entities, subject to limitations determined by the Compensation Committee.

Stock Appreciation Rights

Stock appreciation rights (or “SARs”) allow a recipient to receive upon exercise an amount equal to the excess of the fair market value at that time of the shares of Class A Stock with respect to which the SARs are being exercised over the initial value assigned to such SARs.  This amount may be payable in cash, shares of Class A Stock or a combination, as determined by the Compensation Committee.  The initial value of SARs granted under the 2004 Plan is determined at the discretion of the Compensation Committee.  However, the initial value per share of Class A Stock covered by the SARs may not be less than the fair market value of a share of Class A Stock on the grant date.  For this purpose, fair market value generally is based on the average of the high and low sale prices of the Class A Stock on the NYSE on the grant date.

SARs may be granted in tandem with stock options or independently.  The Compensation Committee will establish the time period within which SARs must be exercised, but this period cannot exceed ten years from the grant date of the SARs.  SARs granted in tandem with stock options must have the same term as the options to which they relate.  SARs may expire before the end of the exercise period if the recipient’s service with the Company and its subsidiaries ends.  SARs will be exercisable at such time or times and subject to such restrictions as determined by the Compensation Committee.  However, SARs granted in tandem with stock options may be exercised only with respect to the shares of Class A Stock for which their related stock options are then exercisable.  The exercise of either options or SARs that are granted in tandem will result in the termination of the other to the extent of the number of shares of Class A Stock with respect to which such options or SARs are exercised.

If an individual’s service with the Company and its subsidiaries terminates, SARs then held by such individual will terminate on the same terms and conditions that apply to stock options as described above, unless otherwise provided by the Compensation Committee.

SARs generally may not be transferred except by will or the laws of descent and distribution and SARs generally may be exercised during the lifetime of the recipient only by the recipient.

Restricted Stock and Restricted Stock Units

Restricted stock is an award of shares of Class A Stock that is subject to restrictions and such other terms and conditions as the Compensation Committee determines.  Restricted stock units represent the right to receive shares of Class A Stock or the value of shares of Class A Stock in the future, but no shares are actually awarded to recipients on the date of grant.  Once applicable restrictions lapse or have been satisfied, restricted stock units may be payable in cash, shares of Class A Stock or a combination thereof, as determined by the Compensation Committee.

The Compensation Committee determines the type of restrictions applicable to the award, which can include restrictions based on the occurrence of a specific event, continued service for a period of time or other time-based restrictions, or the achievement of financial or other business objectives.  The Compensation Committee also determines the purchase price, if any, to be paid for the restricted stock or restricted stock units.  Restricted stock units are not transferable and restricted stock generally may not be transferred until all restrictions applicable to the award have lapsed or been satisfied.

If the recipient’s service with the Company and its subsidiaries ends, all shares of restricted stock or restricted stock units, as the case may be, generally will be forfeited unless the Compensation Committee waives the applicable restrictions.

A recipient of restricted stock generally will have certain rights and privileges of a shareholder, including the right to vote such shares of restricted stock and to receive dividends, if any (although the Compensation Committee may require that any dividends be reinvested in additional shares of restricted stock).  A recipient of restricted stock units will not have any voting or other shareholder rights, but the Compensation Committee may, in its discretion, provide that, if the Board of Directors declares a dividend with respect to the Class A Stock, the recipient will receive dividend equivalents.

Stock Awards

The Compensation Committee may grant other types of stock awards that involve the issuance of shares of Class A Stock or that are valued by reference to shares of Class A Stock.  The terms and conditions applicable to such stock awards will be determined by the Compensation Committee in its discretion.

Incentive Bonus Awards

The Compensation Committee may award a key employee the opportunity to receive a cash bonus based on the achievement of one or more performance goals (including the performance goals described below under “Performance Compensation”).   The Compensation Committee will establish these performance goals and any other criteria that must be met, the period during which achievement of the performance goals and other criteria will be measured, the formula or basis by which the actual amount of the incentive bonus will be determined, the timing and form of payment, and any forfeiture events.   Incentive bonuses will be paid in cash.  The Compensation Committee may, in its discretion, reduce the amount of or eliminate an incentive bonus award.  As amended, the 2004 Plan provides that in no event may a participant receive an incentive bonus for any calendar year greater than $3,000,000.

In general, a participant must remain employed by the Company and its subsidiaries through the last day of the performance period and at the time of the payment in order to receive an incentive bonus, unless otherwise provided by the Compensation Committee.

Performance Compensation

In some cases, the Compensation Committee may intend that a grant of restricted stock or restricted stock units, a stock award or an incentive bonus award qualify as performance-based compensation under Section 162(m) of the Code.  Section 162(m) of the Code generally limits the Company’s annual federal income tax deduction for compensation paid to certain executive officers to $1 million with respect to each such officer.  However, compensation that qualifies as “performance-based compensation” under Section 162(m) is not subject to this deduction limit.  Compensation qualifies as performance-based only if it satisfies certain requirements, including that the material terms of the plan and the performance goals under which the awards will be paid are disclosed to and approved by the shareholders.  Accordingly, the Board of Directors is seeking shareholder approval of the 2004 Plan Restatement in part to satisfy the requirements of Section 162(m) of the Code.

For performance compensation, the Compensation Committee will establish in writing the performance goals upon which the performance compensation is contingent, the period over which such goals will be measured and any other applicable conditions.  These terms must be established within 90 days after the beginning of the applicable period (or, if earlier, by the date on which 25% of the period has been completed).

The performance goals established by the Compensation Committee must be objectively determinable and will be based on one or more of the following:  stock price; earnings per share; net earnings; operating or other earnings; net profits after taxes; revenues; net cash flow; financial return ratios; shareholder return; return on equity; return on investment; return on net assets; debt rating; sales; expense reduction levels; growth in assets, sales, or market share; or strategic business objectives based on meeting specified revenue goals, market penetration goals, customer satisfaction goals, geographic business expansion goals, cost targets, or goals relating to acquisitions or divestitures.  Performance goals may be based on the performance of the Company, based on the individual’s division, business unit or employing subsidiary, based on the performance of one or more divisions, business units or subsidiaries, based on the performance of the Company and its subsidiaries as a whole, or based on any combination of the foregoing.  Performance Goals may be expressed in such form as the Compensation Committee determines, including either in absolute or relative terms (including, but not by way of limitation, by relative comparison to other companies or other external measures), in percentages, in terms of growth over time or otherwise, provided that the Performance Goals meet the requirements hereunder.  Performance Goals may provide for the inclusion or exclusion of items such as the effect of unusual charges or income items or other events, including acquisitions or dispositions of businesses or assets, restructurings, reductions in force, litigation or claim expenses, judgments or settlements, changes in accounting principles or tax laws or changes in other laws or rules affecting reported results.  The Compensation Committee may specify that the performance goals are to be determined either before or after taxes.  The Compensation Committee also may establish subjective performance goals for Participants, provided that for certain executive officers, the subjective performance goals may be used only to reduce (and not increase) an award.  The Compensation Committee generally cannot waive the performance goal requirements except in its discretion in the case of the death or disability of the recipient or as otherwise provided under the 2004 Plan in the event of a change in control (as described below).  Following the completion of a performance period, the Compensation Committee will review and certify in writing the extent to which the goals have been attained.  The Compensation Committee may, in its discretion, reduce or eliminate an award of performance compensation.

As noted previously, no individual may be granted restricted stock, restricted stock units or stock awards with respect to an aggregate of more than 300,000 shares of Class A Stock during any calendar year and the maximum cash payment that an individual may receive pursuant to an incentive bonus award during a calendar year is $3,000,000.

The Compensation Committee may, in its discretion, grant awards to officers covered by Section 162(m) that are not intended to qualify as “performance-based compensation” under Section 162(m) of the Code.

Change in Control

In the event of a change in control (as defined in the 2004 Plan Restatement) of the Company, all outstanding stock options and SARs will become fully vested and exercisable.  In addition, the Compensation Committee may (1) require holders of options or SARs to surrender such awards in exchange for a payment, in cash or Class A Stock as determined by the Compensation Committee, equal to the amount by which the “change in control price” for each share of Class A Stock subject to the outstanding awards exceeds the option price of such options or initial value of such SARs, as the case may be; (2) after giving award holders an opportunity to exercise their outstanding options and SARs, terminate any or all unexercised options and SARs; or (3) provide for the assumption or substitution of such outstanding awards by the surviving company in the change in control.  The term “change in control price” is defined in the 2004 Plan Restatement and generally means, with certain exceptions, the higher of (i) the highest sales price per share of Class A Stock reported on the NYSE Composite Index during the 60-day period ending on the date of the change in control; or (ii) if the change in control is the result of a tender or exchange offer or certain specified corporate transactions, the highest price paid per share of Class A Stock in such transaction.

In the event of a change in control, all outstanding restricted stock, restricted stock units and other stock awards (other than those that have been designated as performance compensation) also will fully vest with all restrictions and conditions related thereto being deemed satisfied.

Incentive bonuses and performance compensation that have been earned but remain outstanding as of the date of a change in control will be payable in full immediately upon a change in control.  Upon a change in control, any other incentive bonus and performance compensation awards will be accelerated and immediately vested, paid or delivered, as the case may be, on a pro rata basis based upon assumed achievement of all target performance goals and the length of time within the performance period that has elapsed prior to the change in control.

Amendment, Suspension or Termination

The Board of Directors may at any time amend, suspend or terminate the 2004 Plan in whole or in part for any purpose, provided that such action may be subject to shareholder approval if (1) it is necessary to comply with the Code, the Securities Exchange Act of 1934, as amended, securities exchange listing requirements or other legal or regulatory requirements, (2) the action is intended to allow the exercise price of outstanding stock options to be reduced by repricing or replacing such options, or (3) the Board determines that shareholder approval is otherwise necessary or desirable.  Unless terminated earlier, the 2004 Plan will terminate ten years from its original adoption by the Board of Directors.  The Compensation Committee also may amend the terms of an outstanding award.  Generally, no amendment, suspension or termination of the 2004 Plan (or amendment of an outstanding award) may adversely affect in any material way the rights of the holder of any outstanding award without his or her consent.    However, the Board may amend the 2004 Plan and/or the Compensation Committee may amend any outstanding award without obtaining a participant’s consent if it deems the amendment necessary or advisable to comply with applicable law, including reforming the terms of an outstanding award to comply with or meet an exemption from Section 409A of the Code.

2004 Plan Benefits

Since all awards under the 2004 Plan are made at the discretion of the Compensation Committee, future awards that may be received by any executive officers, directors or others pursuant to the 2004 Plan are not presently determinable.  For additional details concerning awards granted to executive officers under the 2004 Plan during the last fiscal year, see the 2007 executive compensation discussion below.

Certain Federal Income Tax Consequences

The following is a brief summary of certain federal income tax consequences that generally apply with respect to awards that may be granted under the 2004 Plan.  This summary is based on current laws and regulations that may change in the future.  This summary is not intended to be exhaustive and does not describe a number of special tax rules, including any foreign, state or local tax consequences, wage withholding requirements or various other rules that could apply to a particular individual or to the Company under certain circumstances.  In addition, this summary assumes that all awards are exempt from, or comply with Section 409A of the Code regarding nonqualified deferred compensation and therefore, we do not describe the rules that apply if an award does not comply with Section 409A.

Nonstatutory Stock Options

The grant of nonstatutory stock options should have no federal income tax consequences to the Company or the option holder.  Upon the exercise of a nonstatutory stock option, the option holder will recognize ordinary income equal to the excess of the fair market value of the acquired shares on the date of exercise over the exercise price paid for the shares.  The Company generally will be allowed a federal income tax deduction equal to the same amount that the option holder recognizes as ordinary income.  In the event of the disposition of the acquired shares of Class A Stock, any additional gain (or loss) generally will be taxed to the option holder as either short-term or long-term capital gain (or loss) depending on how long the shares were held.

Incentive Stock Options

The grant and exercise of incentive stock options should have no federal income tax consequences to the Company.  The grant and exercise of incentive stock options generally have no ordinary income tax consequences to the option holder.  However, upon the exercise of an incentive stock option, the option holder treats the excess of the fair market value on the date of exercise over the exercise price as an item of tax adjustment for alternative minimum tax purposes, which may result in alternative minimum tax liability.

If the option holder retains the shares of Class A Stock acquired upon the exercise of an incentive stock option for at least two years following the grant date of the option and one year following exercise of the option, the subsequent disposition of such shares will ordinarily result in long-term capital gains or losses to the option holder equal to the difference between the amount realized on disposition of the shares and the exercise price.  The Company will not be entitled to any deduction in such case.  If the holding period requirements described above are not met, the option holder will recognize ordinary income upon disposition of the Class A Stock equal to the excess of the fair market value of the shares on the date of exercise (or, if less, the amount received on disposition of the shares) over the exercise price.  The Company will be entitled to a corresponding tax deduction in the same amount.   Any additional gain (or loss) realized by the option holder on the disposition of the Class A Stock will be taxed as short-term or long-term capital gain (or loss), as applicable.

Stock Appreciation Rights

The grant of SARs should have no federal income tax consequences to the Company or the recipient.  Upon the exercise of SARs, the recipient will recognize ordinary income equal to the amount of cash received and the fair market value of any shares of Class A Stock received.  The Company generally will be allowed a federal income tax deduction equal to the same amount that the recipient recognizes as ordinary income.

Restricted Stock

There generally should not be any federal income tax consequences to the Company or the recipient upon the grant of restricted stock.  The recipient normally will recognize ordinary income when shares of the restricted stock vest (which means that the shares are no longer subject to a substantial risk of forfeiture) or become transferable, whichever occurs first.  However, a recipient instead may elect to recognize ordinary income at the time the restricted stock is granted by making an election under Section 83(b) of the Code within 30 days after the grant date.  In either case, the recipient will recognize ordinary income equal to the fair market value of such shares of stock at the time the income is recognized (reduced by the amount, if any, the recipient paid for the stock).  The Company generally will be entitled to a corresponding tax deduction (subject to Section 162(m) limitations).  If the recipient subsequently disposes of the shares of Class A Stock, any additional gain (or loss) should be eligible for short-term or long-term capital gain tax treatment, depending on how long the shares were held after the ordinary income was recognized.  If a recipient makes an “83(b) election” and then forfeits the shares of Class A Stock, the recipient normally will not be entitled to any tax deduction or refund with respect to the tax already paid.

Restricted Stock Units

The grant of restricted stock units has no federal income tax consequences to the Company or the recipient.  When the restricted stock units vest and become payable, the recipient will recognize ordinary income equal to the amount of cash received and the fair market value of any shares of Class A Stock received.  The Company generally will be allowed a federal income tax deduction equal to the same amount that the recipient recognizes as ordinary income (subject to Section 162(m) limitations).

Other Stock Awards

The federal income tax consequences of other stock awards will depend on the form of such awards.

Incentive Bonus Awards

An employee will not have taxable income upon the grant of a contingent right to an incentive bonus.  The incentive bonus will be taxable income to the employee at the time it is paid and (subject to Section 162(m) limitations) the Company will be entitled to a corresponding tax deduction.

Section 162(m)

As discussed above, Section 162(m) of the Code generally limits the Company’s annual federal income tax deduction for compensation paid to certain executive officers to $1 million with respect to each such officer.  However, compensation that qualifies as “performance-based compensation” under Section 162(m) is not subject to this deduction limit.  If the 2004 Plan Restatement is approved by the Company’s shareholders, the Company generally intends that stock options, stock appreciation rights and performance compensation awarded to covered employees generally should qualify as “performance-based” compensation that will not be subject to the Section 162(m) deduction limit.

The full text of the 2004 Plan Restatement can be found in APPENDIX A of this Proxy Statement.

The directors recommend that shareholders vote FOR adoption of the 2004 Plan Restatement.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information regarding the shares of the Company’s Class A Stock and Class B Stock issuable under all of the Company’s equity compensation plans as of February 2, 2008:

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders (1)	Class A Stock: 262,167	Class A Stock: $12.41(2)	1,272,220(3)
	Class B Stock: -0-	Class B Stock: $0.00
Equity compensation plans not approved by security holders	--	--	--
Total	262,167	$12.41	1,272,220

(1)	This category includes the 1987 Non-Qualified Stock Option Plan, the 1999 Incentive Compensation Plan, the 2003 Employee Stock Purchase Plan and the 2004 Incentive Compensation Plan.

(2)
This amount does not include the exercise price of options outstanding under the 2003 Employee Stock Purchase Plan because the exercise price is not determinable as of the date of this Proxy Statement.  The exercise price to purchase a share of Class A Stock under such an option equals 85% of the lesser of the fair market value per share of Class A Stock at the beginning of the applicable offering period or the fair market value per share of Class A Stock at the end of the applicable offering period.

(3)
This amount includes 253,910 shares of Class A Stock available for future issuance under the 2003 Employee Stock Purchase Plan, 1,006,033 shares of Class A Stock available for future issuance under the 2004 Incentive Compensation Plan and an aggregate of 12,277 shares of Class A Stock and/or Class B Stock available for future issuance under the 1987 Non-Qualified Stock Option Plan.  No further awards may be granted under the 1999 Incentive Compensation Plan after July 31, 2004.

2007 EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview of Compensation Program for Named Executive Officers

Pay for performance, both at the corporate and individual levels, is the overriding philosophy behind the design of the compensation program for Named Executive Officers (“NEOs” – see “Summary Compensation Table”) at The Cato Corporation.  The Compensation Committee (“Committee”) has established this philosophy to motivate superior individual and team performance among the executives.  The elements of the compensation program are designed to reward higher levels of performance, which the Committee believes will attract and retain qualified and high-performing executives and, in turn, result in increased productivity and more effective execution of strategic decisions, leading ultimately to maintaining a competitive edge within the retail industry.

NEOs receive a base salary that recognizes the value of executive talent within the retail marketplace, and these salaries generally increase annually based upon individual and Company performance.  The Company also provides NEOs with an annual cash incentive opportunity designed to reward achievement of annual business objectives, which the Committee believes will translate into long-term shareholder value.

In 2006, the Company began granting annual equity incentive awards that allow NEOs the opportunity to accumulate long-term capital in the form of Company stock, which aligns NEOs with shareholder interests and encourages retention through five-year vesting schedules.  The Committee’s intent is to continue annual equity incentive awards.  In 2006, the Committee also instituted stock ownership requirements for equity incentive awards so all long-term incentive (“LTI”) eligible associates, including NEOs, must maintain a multiple of their base salaries in Company stock before they can sell vested restricted stock.

The Company provides its NEOs with core benefits that are offered to all full-time salaried associates. NEOs do not have formal employment or change of control agreements (see “Executive Agreements and Potential Payments on Termination or Change of Control”).

External Benchmarking for Named Executive Officers

In reviewing the NEOs’ compensation structure, the Committee relies on multiple external benchmarking sources, including (1) a customized peer group of competitors and other retail companies within a reasonable revenue range, and (2) appropriate compensation survey data from the retail industry.

Peer Group

In 2007, the Committee used a peer group of fourteen women’s apparel retailers for purposes of compensation benchmarking.  These apparel retailers, consisting of primarily women’s specialty retailers, were selected based on input from management and Hay Group, the Committee’s outside compensation consultant, because it was determined that they were the most comparable to the Company based on several factors, including, for example, revenue, market capitalization, number of stores, number of employees and shareholders’ equity.  The members of the 2007 peer group were:

Aeropostale Inc.	Charming Shoppes Inc.	Pacific Sunwear of California Inc.
Ann Taylor Stores Corp.	Chicos Fas Inc.	Shoe Carnival Inc.
Buckle Inc.	Christopher & Banks Corp.	Stage Stores Inc.
Cache Inc.	Dress Barn Inc.	United Retail Group Inc.
Charlotte Russe Holding Inc.	Gymboree Corp.

In 2008, the Committee added four companies to the peer group and removed two, thereby increasing the peer group to 16. Ann Taylor Stores Corp. was removed from the peer group to better align the median sales of the peer group with Cato’s projected 2008 revenue. United Retail Group Inc. was removed after it was acquired during 2007.  The members of the 2008 peer group are:

Aeropostale Inc.	Chicos Fas Inc.	Pacific Sunwear of California Inc.
Bebe Stores, Inc.	Christopher & Banks Corp.	Shoe Carnival Inc.
Buckle Inc.	Coldwater Creek Inc.	Stage Stores Inc.
Cache Inc.	Dress Barn Inc.	Wet Seal Inc.
Charlotte Russe Holding Inc.	Gymboree Corp.
Charming Shoppes Inc.	New York & Company Inc.

The four new companies – Bebe Stores Inc., Coldwater Creek Inc., New York & Company Inc., and Wet Seal Inc.– are all specialty retailers of women’s fashion.

Survey Data

For both 2007 and 2008, the Committee relied upon a Retail Industry Total Remuneration Survey (“Survey”) of its outside consultant.  The Survey provides compensation data on the broader retail market, covering over 90 organizations and their divisions in 2008.  The compensation data utilized from the Survey is selected based upon job content since matches by title may not be available or may not adequately capture considerable variation in levels of responsibility and duties among NEOs other than the CEO.

Competitive Positioning of Named Executive Officers

In 2008, the Committee established target total direct compensation of NEOs between the 50th and 75th percentiles of the appropriate market.  Target total direct compensation is defined as base salary plus target annual cash incentive opportunity plus target annual equity opportunity.  The Committee’s upper range of target total direct compensation acknowledges the absence of nonqualified retirement plans (either defined benefit or defined contribution) at Cato.1  Furthermore, unlike many other retail and non-retail companies that utilize full-value awards (e.g., restricted stock), Cato’s LTI equity awards granted in 2006 and 2007 were performance-based and not guaranteed.  The Committee did grant LTI awards in 2008, and expects to continue to do so in the future, that are not performance-based but do retain a time-based vesting component in order to enhance the long-term retention priority of LTI awards (see “Long-Term Equity Incentives and Ownership Requirements”).  The change from performance-based and time-based vesting to solely time-based vesting of LTI awards was designed to provide a better balance of performance and retention incentives in the NEOs overall compensation package.

Total direct compensation may fall above or below the range annually depending upon the Company’s financial performance and an NEO’s individual performance, experience in the function and/or tenure with the Company.  The CEO is compared to the industry peer group (which offers a compatible title match), while the other NEOs are compared to retail survey matches based upon job content.  The introduction of annual equity awards in 2006 has allowed the Committee to employ a more leveraged pay strategy for NEOs than in previous years.  The CEO’s base salary in 2008 will comprise approximately 30% of his target total direct compensation, while the other NEOs’ base salaries will comprise approximately 50% of their target total direct compensation.

_______________________
1 Hay Group’s 2006 Retail Industry Total Remuneration Survey indicated that 57% of retail industry organizations had one or more nonqualified retirement plans.

Annual Base Salary

The Committee believes that annual base salaries should be competitive within the retail industry for jobs of similar size and scope in order to attract and retain talented NEOs.  Base salaries serve as the foundation for annual cash incentives (discussed below), which express incentive opportunity as a percentage of annual base salary.  NEO base salary levels and potential increases are linked to individual performance.  Furthermore, Company financial performance is a consideration when determining salary budgets, which determine annual salary increases for the NEOs and other members of management.

The Committee uses a formal job evaluation methodology to evaluate both the internal and external equity of the NEOs’ base salary levels.  Internal equity is considered in order to ensure that NEOs are compensated at an appropriate level relative to other members of executive management, while external equity is a measure of how NEO compensation compares to compensation for comparable jobs at similar companies.  The Committee, with the assistance of its outside consultant, reviews the Company’s NEO positions to assess the relative size of each position, specifically evaluating scope of responsibilities, complexity of the role, and its impact on the success of the business.  Once the jobs are valued independently, the next step is to compare them to determine relative relationships.  The final step then relates the job evaluation data to market-based pay opportunity levels within Hay Group’s retail survey.  In addition, the Company’s retail peer group proxy data is reviewed as another method of evaluating the CEO’s base salary competitiveness.

Based upon individual performance, in 2007 the NEOs received merit increases to their base salaries.  The CEO received an increase of $50,000, while merit increases for the other NEOs ranged from $7,000 to $25,000. Base salary represented 65% of the CEO’s total compensation in 2007 (as reported in the Summary Compensation Table), and ranged from 73% to 81% for the four other NEOs.

Annual Cash Incentive Program

Pursuant to the Company’s 2004 Incentive Compensation Plan (the “Plan”), as amended, which allows for a variety of cash and equity-based incentive awards, the Company provides NEOs with annual cash incentive opportunities conditioned upon achievement of consolidated net income relative to a pre-established target.  NEOs’ annual cash incentives are determined based upon two factors: (1) the degree to which the overall Company’s net income performance target is achieved, and (2) the NEO’s individual performance.  The Committee believes establishing annual consolidated net income targets focuses NEOs on achieving profitability through top-line revenue growth coupled with expense management.

NEOs have the opportunity to earn from 0% to a maximum percentage of their base salaries, with the CEO’s 2007 maximum potential set at 150% and other NEOs set at 60% to 75%.  However, NEOs may receive less than their maximum potential (as would normally be calculated solely based upon Company financial performance) if their individual performance does not meet objective goals and expectations during the fiscal year.  The Committee believes these maximum bonus opportunities provide sufficient motivation for the NEOs to strive to increase consolidated net income.

For fiscal 2007, the Committee established a consolidated net income growth target of 8% (over 2006 results) whereby NEOs could earn their maximum annual cash incentive opportunity.2  The Company did not achieve this target, resulting in annual cash incentives of 0% of the maximum potential.

For fiscal 2008, the Committee has established a consolidated net income target higher than actual fiscal 2007 net income as the performance metric for the cash incentive.

_______________________
2 The Company historically has established net income annual growth targets of 10% per year.  The 8% growth target for 2007 reflected that 2006 contained 53 weeks compared to 52 weeks in 2007.

Long-Term Equity Incentives and Ownership Requirements

In early 2006, the Company engaged an outside compensation consultant to perform a competitive analysis of its executive compensation program.  The compensation consultant found that the Company had made no broad-based LTI awards since 1999 except for infrequent individual awards associated with new hires and promotions.  The absence of LTI awards between 2000 and 2005 meant that NEOs did not, through annual equity awards, fully participate in the stock price appreciation during this period (i.e., over 200% since the last broad-based award).3  This resulted in NEO total direct compensation below the median of comparable positions within the Survey; in some cases, it fell below the 25th percentile.  However, the CEO was above the proxy peer group median total direct compensation value primarily due to the larger than normal performance-based annual incentive payout resulting from superior financial performance in 2005.

Based upon this analysis, the Committee reevaluated its LTI strategy and decided to initiate annual LTI equity awards in May 2006.  The Committee decided to use restricted stock with both a performance-vesting requirement and a five-year time-based vesting requirement, with 33%, 33% and 34% of the grant vesting on the third, fourth and fifth anniversaries of the grant date, respectively.  If an NEO terminates employment for any reason, the LTI award is forfeited to the extent it is not vested.  Discretionary exceptions to forfeiture may be approved by the Committee (e.g., upon normal retirement).

To encourage management ownership of Company stock and thus further align their interests with the shareholders, the Committee also established stock ownership requirements for  LTI awards (i.e., a recipient cannot sell vested restricted stock unless his/her ownership requirement is achieved and maintained).  NEOs (as well as other LTI eligible associates) can satisfy these requirements through ownership of stock acquired with personal funds (including the exercise of stock options and stock held in the Employee Stock Purchase Plan) or by retaining vested restricted stock.

The Company’s current restricted stock ownership requirements vary depending upon position.  The CEO must hold Company stock with a fair market value equal to at least 600% of his then base salary and the other NEOs must hold Company stock with a fair market value equal to at least 300% of their then base salary.  The single exception to this ownership requirement is that up to 45% of vested restricted stock may be sold to meet tax liabilities associated with vesting.  In setting these ownership requirements, the Committee relied upon prevalence data from its outside compensation consultant’s 2005 Executive Compensation Report of the general market.  While the Committee chose to set the CEO’s ownership requirement higher than what was most prevalent for the general market, the other NEOs’ ownership requirements were established based upon the most prevalent multiples in the survey.  The CEO already has achieved the ownership requirements.

LTI award targets in 2006 were expressed as a percent of base salary–140% for the CEO, and ranging from 50% to 70% for the remaining four NEOs.  In 2007 and future years, LTI target opportunities for the NEOs were reduced by one-half.  The reduction should lower the expense associated with full-value awards, reduce dilution, and conserve the share usage of the Plan.

Under the Plan, in the future the number of restricted shares granted to NEOs and other eligible associates will be determined using the rolling average 90-day price set within the 30 days prior to the Compensation Committee meeting where the broad-based annual LTI award is approved.  This methodology smoothes fluctuations in stock price, which could otherwise significantly impact the share calculation.  Individual performance, based upon input from the CEO and/or Compensation Committee, can adjust final award payouts up or down.

_______________________
3 Within the 2006 peer group, the Company’s five-year annualized total shareholder return from 2001 through 2005 was between the median and 75th percentile.

The Committee believes that LTI equity awards offer balance among the following goals of the Company’s LTI strategy:

•	Promote retention through the five-year vesting schedule and full-value nature of the equity award;

•	Promote ownership and long-term capital accumulation with full-value stock awards;

•	Incent financial performance to promote share price appreciation; and

•	Facilitate improved market-competitive total direct compensation by adding an equity component to the NEO target total cash compensation.

In 2006, the Committee established a performance-contingent grant with a consolidated net income target that would determine the size (as a percent of salary) of the May 2007 LTI awards. Performance-contingent granting preserves the tax deductibility of the awards under Section 162(m) of the Internal Revenue Code and eliminates the potential need to reverse expenses that are associated with performance-based vesting in the event a non-market based performance goal is not achieved.  The Committee established a 10% growth target of consolidated net income in 2006.  For each 20% reduction in 2006 net income growth (relative to the 2006 goal), the 2007 LTI award would have been reduced by 20% of target opportunity.  The Company did achieve its 2006 net income goal for the 2007 LTI awards.

The Committee established a 2007 net income goal at its March 2007 meeting of net income at or above an adjusted 2006 net income4 of $48.4 million so that NEOs would be eligible for performance-based LTI awards in 2008.  The Committee established an 8% growth target of consolidated net income in 2007.  For each 20% reduction in 2007 net income growth (relative to the 2007 goal), the 2008 LTI award would have been reduced by 20% of target opportunity.  However, the Company did not achieve its 2007 net income goal and no LTI awards were granted.

In order to preserve the priority of the retention component of the Company’s LTI awards, the Committee has decided that LTI awards of restricted stock for NEOs and non-NEOs granted in 2008 and going forward would be non-performance based but would be subject to the same five-year time-based vesting schedule as all previous grants.  The Committee believes that relying on only time-based vesting (when coupled with the annual cash incentive) continues the financial performance incentive of increasing stock appreciation through higher net income, continues to promote ownership and long-term capital accumulation and enhances the long-term retention of key associates by increasing the value of shares subject to the time-based vesting requirements.

At its April 2008 meeting, The Committee granted LTI awards based on one-half of the LTI award targets to NEOs and non-NEOs that are subject only to time-based vesting requirements.

Stock option grants under the Plan cannot have exercise prices set at less than 100% of fair market value of the Company’s stock on grant date.  The Plan defines “fair market value” as the average of the high and low share price on the grant date.  The grant date for all broad-based LTI awards occurs on a pre-established future date set by the Committee.  However, within guidelines established by the Committee, the CEO may make LTI awards in the case of new hires and promotions not involving NEOs, and the Committee shall ratify such awards provided they are consistent with established guidelines.

Benefits and Perquisites

The Company provides NEOs with core benefits offered to its other full-time associates (e.g., medical, dental, vision care, prescription drugs, basic life insurance, short-term disability, long-term disability, 401(k), profit sharing, employee stock ownership plan, and employee stock purchase plan).  In addition, NEOs and all salaried associates receive relocation assistance.  Through 2006, NEOs and selected members of management were reimbursed for tax preparation fees.  The Company does not provide any other perquisites, including, for example, country club memberships, airplane usage or car allowances, nor does it provide nonqualified deferred compensation benefits (e.g., supplemental executive retirement plans).

_______________________
4 For LTI purposes, 2006 net income was adjusted for the impact of the 53rd week and several unusual one-time items in 2006.

The Committee’s overall benefits philosophy for NEOs focuses on providing basic core benefits, with NEOs using their own cash compensation to obtain such other services as they individually determine appropriate.  Nonqualified retirement plans have not been established because the Committee believes NEOs have the opportunity to accumulate capital through annual equity awards.

Benefits and perquisites provided to the NEOs are summarized in the Summary Compensation Table.  The CEO did not receive perquisites in 2007 with a total value equal to or greater than $10,000.  One other NEO received an amount greater than $25,000 associated with relocation assistance.

Executive Agreements and Potential Payments on Termination or Change of Control

The Company does not have formal individual employment agreements with NEOs, and the Committee does not intend to commence this practice in 2008.  No NEO has specific change of control benefits or protection different from any other salaried associate, except two NEOs have severance benefits as outlined in their offer letters (see “Potential Payments Upon Termination or Change in Control” below).  Change of control treatment for NEOs will follow standard Company policies as outlined in LTI award agreements and the Plan.

Tax and Accounting Implications

Deductibility of Executive Compensation

Section 162(m) of the Internal Revenue Code generally does not allow a tax deduction to public companies for compensation in excess of $1 million paid to any NEO. Certain compensation is specifically exempt from the deduction limit to the extent that it does not exceed $1 million during any fiscal year or is “performance based” as defined in Section 162(m).  For 2007, no portion of compensation paid to any NEO was non-deductible under Section 162(m).  The Committee included a performance-based vesting requirement in the 2007 LTI awards, which qualified the awards as performance-based compensation under Section 162(m).  The LTI awards made by the Committee at its 2008 meeting do not qualify as performance-based compensation under Section 162(m).  The Committee believes that this will have a minimal tax effect on the Company and is appropriate for the reasons provided above.

Impact of Regulatory Requirements on 2006 Compensation

In addition to Section 162(m), the Committee, with the assistance of management, considered other tax and accounting provisions in developing the pay programs for our NEOs, including the CEO.  These include the accounting treatment of various types of equity-based compensation under Statement of Financial Accounting Standard No.123(R), as well as the overall income tax rules applicable to various forms of compensation.  Nevertheless, the focus in the design of the NEO compensation program was to retain and motivate NEOs, not to achieve tax or regulatory advantages.

Engagement and Use of Independent Compensation Consultants

The Compensation Committee’s charter provides the Committee with the authority to engage compensation consultants (and other advisors) as it deems appropriate to assist with the performance of its duties.

The Committee selected Hay Group, a global human resource and compensation consulting firm, to be its current independent advisor concerning executive compensation.  Additionally, with approval of the Committee, the consultant interacts directly with senior members of the executive team on job analysis, provision of market data, and program design.  The consultant’s primary contact with management is the Senior Vice President, Human Resources, who serves as the liaison with other members of management, as needed.  Interaction with management occurs mainly to provide the consultant with Company data and better understanding of the Company’s pay policies and practices, which will assist them with its consulting engagements.  In 2007, no fees were paid to Hay Group for services other than compensation consulting.

Role of Executives in Establishing Compensation

Members of management are essential in providing input to the Compensation Committee throughout the year concerning the effectiveness of the executive compensation program, selection of performance criteria, financial performance of the Company, and performance of individual executives.  The CEO, Chief Financial Officer and Senior Vice President, Human Resources are the key members of management who advise the Committee and supply needed and accurate information.  The Committee regularly invites them to attend Committee meetings, participate in the presentation of materials, and facilitate discussions concerning management’s perceptions of the executive compensation programs and general views concerning a variety of compensation issues.  Additional senior members of management participate in meetings as requested by the Committee.  However, the Committee makes final decisions concerning all aspects of NEO compensation, including the design, structure and levels of NEO compensation, including salary increases, performance measures and targets, variable pay targets as a percent of base salaries, determination of annual incentive bonus payouts based upon individual and Company performance, and determination of LTI awards.

Compensation Committee Report

The Compensation Committee of the Board of Directors of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with the management of the Company and, based on such review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and, through incorporation by reference from this Proxy Statement, the Company’s Annual Report on Form 10-K for the year ended February 2, 2008.

Compensation Committee Members:

A. F. (Pete) Sloan, Chair
George S. Currin
James H. Shaw
D. Harding Stowe

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	(1) Stock Awards ($)	Option Awards ($)	(2) Non-Equity Incentive Plan Compensation ($)	(3) All Other Compensation ($)	Total ($)

John P. D. Cato	2007	962,496	-	504,331	-	-	9,604	1,476,431
Chairman, President &	2006	912,500	-	292,340	-	1,387,500	17,461	2,609,801
Chief Executive Officer

Thomas W. Stoltz (4)	2007	257,499	-	54,550	-	-	43,995	356,044
Executive Vice President	2006	40,064	90,000	9,517	-	-	-	139,581
Chief Financial Officer

B. Allen Weinstein	2007	543,747	-	144,095	-	-	10,432	698,274
Executive Vice President	2006	518,750	-	83,526	-	393,750	18,289	1,014,315
Chief Merchandising Officer

Howard Severson	2007	295,249	-	58,463	-	-	10,432	364,144
Executive Vice President	2006	288,500	-	33,890	-	187,000	16,061	525,451
Chief Real Estate & Store
Development Officer

Tim Greer	2007	261,249	-	64,128	-	-	8,596	333,973
Executive Vice President	2006	237,500	-	29,829	-	187,500	14,673	469,502
Director of Stores

1)
The amounts shown in this column represent the current year compensation under FAS123(R) related to the grant of restricted stock of Cato Class A common stock.  All grants of restricted stock were made under the 2004 Incentive Compensation Plan. The grants were subject to forfeiture if performance criteria were not met.  Upon the performance criteria being met, the grants are subject to a five-year vesting schedule.  Plan participants have the right to all dividends during the restricted period and current year dividends included under FAS 123(R) are included in the amounts shown.

2)	The amounts shown in this column constitute the cash Annual Incentive Bonus made to each Named Executive Officer based on established criteria under the 2004 Incentive Compensation Plan.

3)
The amounts shown in this column represent amounts of Company matching contributions and profit sharing contributions to the Named Executive Officer’s 401(k) accounts, Company contributions to the Named Executive Officer’s account under the Company’s Employee Stock Ownership Plan (the “ESOP”), amounts imputed to the Named Executive Officer for life insurance coverage under the Company’s Group Term Life Insurance program, and, in 2006 only, amounts reimbursed to the Named Executive Officers under the Company’s Tax Preparation Reimbursement Program.

4)	Mr. Stoltz’s date of hire was December 4, 2006. Mr. Stoltz has resigned as Chief Financial Officer of the Company, effective April 18, 2008.

The amount of 401(k) matching contributions were determined according to provisions as outlined in the Company’s 401(k) Plan documents and as approved by the Compensation Committee.   The amount of ESOP contributions were determined according to provisions as outlined in the ESOP plan documents.  The cumulative contribution to the ESOP was determined pursuant to the 2006 performance criteria approved by the Compensation Committee under the 2004 Incentive Compensation Plan.  The amounts imputed under the Group Term Life plan are calculated under IRS guidelines and are based on life insurance coverage of two times the annual salary of the Named Executive Officer capped at a coverage limit of $350,000.  For 2006, the amounts reimbursed under the Tax Preparation Reimbursement program are based on the actual return preparation cost for each Named Executive Officer up to a pre-determined limit.

Mr. Stoltz’s total includes relocation assistance payments and amounts reimbursed to Mr. Stoltz in connection with Mr. Stoltz’s relocation to the Company’s headquarters.  The payments include a relocation allowance of $30,000 and reimbursed temporary living expenses of $13,545 associated with Mr. Stoltz’s move. The relocation allowance was paid to assist with Mr. Stoltz with the costs of relocation that would not be reimbursed under the Company’s relocation policy and was an agreed upon term in Mr. Stoltz offer of employment.

The amount of each component of All Other Compensation for each Named Executive Officer is as follows:

2007 All Other Compensation

Name	401(k) Matching Contributions ($)	ESOP Contributions ($)	Imputed Group Term Life Insurance Costs ($)	Relocation Assistance ($)	Total Other Compensation ($)

Mr. Cato	8,056	-	1,548	-	9,604
Mr. Stoltz	-	-	450	43,545	43,995
Mr. Weinstein	8,056	-	2,376	-	10,432
Mr. Severson	8,056	-	2,376	-	10,432
Mr. Greer	8,056	-	540	-	8,596

2006 All Other Compensation

Name	401(k) Matching Contributions ($)	ESOP Contributions ($)	Imputed Group Term Life Insurance Costs ($)	Imputed Tax Preparation Reimbursement ($)	Relocation Assistance ($)	Total Other Compensation ($)

Mr. Cato	7,908	6,005	1,548	2,000	-	17,461
Mr. Stoltz	-	-	-	-	-	-
Mr. Weinstein	7,908	6,005	2,376	2,000	-	18,289
Mr. Severson	7,908	6,005	1,548	600	-	16,061
Mr. Greer	7,908	6,005	360	400	-	14,673

Grants Of Plan-Based Awards

			Estimated Future Payouts Under Equity Incentive Plan Awards
Name	Grant Date	Compensation Committee Action Date	Threshold (#)	Target (#)	Maximum (#)	(1) Grant Date Fair Value of Stock and Option Awards ($)

John P. D. Cato	05/01/2007	04/27/2006	-0-	29,632	29,632	648,052
Chairman, President &
Chief Executive Officer

Thomas W. Stoltz	-	-	-	-	-	-
Executive Vice President
Chief Financial Officer

B. Allen Weinstein	05/01/2007	04/27/2006	-0-	8,466	8,466	185,151
Executive Vice President
Chief Merchandising Officer

Howard Severson	05/01/2007	04/27/2006	-0-	3,435	3,435	75,123
Executive Vice President
Chief Real Estate & Store
Development Officer

Tim Greer	05/01/2007	04/27/2006	-0-	3,024	3,024	66,135
Executive Vice President
Director of Stores

1)
For Messrs. Cato, Weinstein, Severson, and Greer the fair market value computed per FAS 123(R) of the Company’s stock on the grant date of May 1, 2007 as traded on the New York Stock Exchange determined by averaging the high of the day ($22.23) and the low of the day ($21.50).

The awards of restricted stock made to Messrs. Cato, Weinstein, Severson and Greer were subject to a performance criterion of the Company’s 2006 net income meeting or exceeding the Company’s 2006 plan net income or the grant would be partially or wholly forfeited.  The Compensation Committee certified that the performance criterion was reached in a meeting held on March 29, 2007.  All awards made during the year were Class A Common Stock.  All of the awards shown are subject to a five-year vesting requirement with 33%, 33% and 34% of the grant vesting on the third, fourth and fifth anniversaries of the grant date, respectively.  The awards are subject to forfeiture if the named executive terminates employment with the Company.  Each grantee is required to own a certain multiple of their base salary before being able to sell the restricted stock.  However, each grantee may sell up to 45% of vesting restricted stock to meet associated tax liabilities.

Outstanding Equity Awards at 2007 Fiscal Year-End

	Option Awards					Stock Awards
Name	Number of Securities Underlying Options (#)Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	(1) Number of Shares or Units of Stock That Have Not Vested (#)	(2) Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Not Vested ($)

John P. D. Cato	-	-	-	-	-	88,897	1,480,135	-	-
Chairman, President & Chief Executive Officer

Thomas W. Stoltz	-	-	-	-	-	10,000	166,500	-	-
Executive Vice President Chief Financial Officer

B. Allen Weinstein	-	-	-	-	-	25,399	422,893	-	-
Chief Executive Vice President
Chief Merchandising Officer

Howard Severson	-	-	-	-	-	10,305	171,578	-	-
Executive Vice President
Chief Real Estate & Store
Development Officer

Tim Greer (3)	-	6,000	-	14.19	02/01/14	9,071	151,032	-	-
Executive Vice President
Director of Stores

1)	All stock awards shown are restricted stock grants and are Class A common stock.
2)	The market value of the Company’s stock was $16.65 on the last trading day of the fiscal year, February 1, 2008.
3)
Mr. Greer’s unexercisable options vest ratably over five years on the anniversary of the grant date for each respective award.  Therefore, an additional 3,000 options vest (or vested) on each of the following dates: February 1, 2008 and February 1, 2009.

Option Exercises and Stock Vested

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)

John P. D. Cato (1)	1,050,000	14,911,500	-	-
Chairman, President &
Chief Executive Officer

Thomas W. Stoltz	-	-	-	-
Executive Vice President
Chief Financial Officer

B. Allen Weinstein, Chief	-	-	-	-
Executive Vice President
Chief Merchandising Officer

Howard Severson (2)	5,000	82,890	-	-
Executive Vice President
Chief Real Estate & Store
Development Officer

Tim Greer (3)	6,000	53,911	-	-
Executive Vice President
Director of Stores

1)
On June 13, 2007 Mr. Cato exercised 450,000 shares granted in 1997 with an exercise price of $5.50, 300,000 shares granted in 1998 with an exercise price of $8.71, 150,000 shares granted in 1999 with an exercise price of $5.50, and 150,000 shares granted in 1999 with an exercise price of $8.83.  All of the shares exercised were at a market price of $21.52.

2)	Mr. Severson exercised 5,000 shares granted in 1999 on July 13, 2007 with an exercise price of $8.19 and a market price of $24.77.

3)
On February 9, 2007, Mr. Greer exercised 3,000 shares granted in 2002 with an exercise price of $13.47 and a market price of $22.52 and 3,000 shares granted in 2004 with an exercise price of $14.19 and a market price of $22.82.

Potential Payments Upon Termination or Change in Control

Upon any change in control, all unvested restricted stock awards would immediately vest.  Therefore, if any change in control had occurred on February 2, 2008, 88,897 shares held by Mr. Cato would have vested with a value of $1,480,135, 10,000 shares held by Mr. Stoltz would have vested with a value of $166,500, 25,399 shares held by Mr. Weinstein would have vested with a value of $422,893, 10,305 shares held by Mr. Severson would have vested with a value of $171,578, and 9,071 shares held by Mr. Greer would have vested with a value of $151,032.  Similarly, upon any change in control, any unvested options held immediately become exercisable.  Therefore, if any change of control had occurred on February 2, 2008, 6,000 shares with a value of $14,760 (market value of $16.65 less exercise price of $14.19) held by Mr. Greer would have vested and become exercisable immediately.

Agreement with Benjamin A. Weinstein - Executive Vice President, Chief Merchandising Officer

No formal employment or change of control agreements are in effect with Benjamin A. Weinstein.  However, an offer letter dated July 30, 1997 provides Mr. Weinstein with 12 months of base salary as severance pay upon his termination without cause.  Based upon his 2007 salary, Mr. Weinstein would receive a severance payment of $550,000 over 12 months if he had been terminated without cause on the last day of the previous fiscal year, February 2, 2008.

Agreement with Thomas Stoltz - Executive Vice President, Chief Financial Officer

No formal employment or change of control employment agreements are in effect with Thomas Stoltz.  However, an offer letter dated November 1, 2006 sets forth Mr. Stoltz’s employment terms, which includes six months of base salary as severance pay if terminated without cause, provided that he signs a separation and confidentiality and agreement.  Based upon his 2007 salary, Mr. Stoltz would receive a severance payment of $130,000 over six months if he had been terminated without cause on the last day of the previous fiscal year, February 2, 2008.  Mr. Stoltz has resigned as Chief Financial Officer of the Company, effective April 18, 2008, to pursue another employment opportunity.  His resignation will not trigger a severance payment under the terms of the offer letter.

DIRECTOR COMPENSATION

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Robert W. Bradshaw, Jr.	43,500	-	-	-	-	-	43,500

George S. Currin	43,500	-	-	-	-	-	43,500

William H. Grigg	40,500	-	-	-	-	-	40,500

Grant L. Hamrick	47,000	-	-	-	-	-	47,000

James H. Shaw	40,500	-	-	-	-	-	40,500

A.F. (Pete) Sloan	48,000	-	-	-	-	-	48,000

D. Harding Stowe	40,500	-	-	-	-	-	40,500

Directors who are not employees of the Company receive a fee for their services of $30,000 per year.  Each non-employee director is paid $1,500 for attending each Board of Directors meeting and each committee meeting scheduled other than in conjunction with a regularly scheduled Board of Directors meeting.  The Committee Chairs of the Corporate Governance and Nominating Committee and the Compensation Committee receive an additional $3,000 per year.  The Committee Chair of the Audit Committee receives an additional $5,000 per year.  Directors are reimbursed for reasonable expenses incurred in attending director meetings and committee meetings.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Review, Approval or Ratification of Related Person Transactions

The Company reviews all relationships and transactions in which the Company and directors, executive officers, nominees, appointees or 5% shareholders or their immediate family members have a direct or indirect material interest.  Cato’s internal controls require the Chief Financial Officer to review and approve all related person transactions.  Thereafter, the Company’s Audit Committee, in accordance with its Charter, reviews all  related person transactions required to be disclosed. The Related Person Policy for the Company is set forth in the Audit Committee Charter.

Related Person Transactions

During fiscal 2007, the Company had 31 lease agreements with entities in which Mr. George S. Currin, a director of the Company, had an ownership interest.  One lease agreement was signed in fiscal 1993, three were signed in fiscal 1994, one was signed in fiscal 1995, one was signed in fiscal 1997, four were signed in fiscal 2000, five were signed in fiscal 2002, one was signed in fiscal 2003, two were signed in fiscal 2004, three were signed in fiscal 2005, eight were signed in fiscal 2006, and two were signed in 2007.  The lease term of each agreement is for a period ranging from five years to ten years with renewal terms at the option of the Company.  The Company believes that the terms and conditions of the lease agreements are comparable to those that could have been obtained from unaffiliated leasing companies.  The Company paid to the entities controlled by Mr. Currin or his family the amount of $423,631 for rent and related charges during fiscal 2007.  The Company paid to entities in which Mr. Currin or his family has a minority interest the amount of $1,008,664 for rent and related charges during fiscal 2007.

The firm of Robinson, Bradshaw & Hinson, P. A. was retained to perform certain legal services for the Company during the last fiscal year.  Mr. Robert W. Bradshaw, Jr., a director of the Company, was a shareholder of Robinson, Bradshaw & Hinson, P.A. until December 31, 2000 and currently serves as Of Counsel to the firm.  It is anticipated that the firm will continue to provide legal services to the Company during the current fiscal year.  Fees paid by the Company to Robinson, Bradshaw & Hinson, P.A. in fiscal 2007 were $63,444.  Mr. Bradshaw did not receive any of the fees paid to Robinson, Bradshaw and Hinson, P.A.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers, and persons who own more than 10% of a registered class of the Company’s equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Shares and other equity securities of the Company. Executive officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To the Company’s knowledge, during the year ended February 2, 2008, all Section 16(a) filing requirements applicable to its executive officers and directors and any greater than 10% beneficial owners were complied with, except that the following reports were not filed timely: one transaction report each for Mr. Allen Weinstein and Mr. John Howe.

PROPOSAL 3 – RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected PricewaterhouseCoopers LLP as independent auditor to examine the Company’s financial statements for fiscal year ended January 31, 2009.  This selection is being presented to the shareholders for their ratification at the Annual Meeting.  PricewaterhouseCoopers LLP audited the Company’s financial statements for the fiscal years ended January 31, 2004, January 29, 2005, January 28, 2006, February 3, 2007, and February 2, 2008.  A representative of PricewaterhouseCoopers LLP is expected to attend the meeting, respond to appropriate questions from shareholders present at the meeting and, if such representative desires, to make a statement.  The affirmative vote of a majority of the votes present or represented at the Annual Meeting and entitled to vote by the holders of Class A Stock and Class B Stock, voting as a single class, is required to approve the proposal.  The directors recommend that shareholders vote FOR the proposal to ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent auditor.

Audit Committee Report

The Audit Committee of the Board of Directors is composed of four independent directors and operates under a written charter, a copy of which is available on the Company’s website at www.catocorp.com.  The Board of Directors has determined that all members of the Audit Committee possess the required level of financial literacy and are “independent” in accordance with the independence requirements of the NYSE.

Management is responsible for the Company’s internal controls and the financial reporting process.  PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm, is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with standards of the Public Company Accounting Oversight Board and issuing a report thereon.  The Audit Committee, among other things, is responsible for monitoring and overseeing these processes and is directly responsible for the appointment, compensation, retention and oversight of the Company’s independent registered public accounting firm.

The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibility for safeguarding the Company’s assets and for the integrity of the accounting and reporting practices of the Company and such other duties as directed by the Board.  As set forth in the Audit Committee Charter, the Audit Committee is not responsible for conducting audits or preparing or determining whether the Company’s financial statements are accurate or complete or conform with accounting principles generally accepted in the United States of America. The Company’s independent registered public accounting firm is responsible for expressing an opinion on the conformity of audited financial statements to accounting principles generally accepted in the United States of America.

In the performance of its oversight function and in accordance with its responsibilities under its charter, the Audit Committee has reviewed and discussed the audited financial statements for the year ended February 2, 2008 with management and the independent registered public accounting firm.  The Audit Committee also discussed with management and the independent registered public accounting firm the adequacy of the Company’s internal controls, and discussed with management the effectiveness of the Company’s disclosure controls and procedures used for periodic public reporting.  The Audit Committee reviewed with the independent registered public accounting firm their audit plans, audit scope and identification of audit risks.  The Audit Committee has discussed with the independent registered public accounting firm the communications required by generally accepted auditing standards and the Public Company Accounting Oversight Board (United States), including those described in Statement on Auditing Standards No. 61, as amended or supplemented.  In addition, the Audit Committee has received from the independent registered public accounting firm the written disclosures and letter required by the Independence Standards Board, Standard No. 1 titled “Independence Discussions with Audit Committees” and discussed with the independent registered public accounting firm their independence from the Company and its management.  The Audit Committee also has considered whether the independent registered public accounting firm’s provision of non-audit services to the Company is compatible with the auditor’s independence.

Based on the reviews and discussions mentioned above, the Audit Committee recommended to the Board of Directors that the audited financial statements for the year ended February 2, 2008 be included in the Company’s Annual Report to shareholders and Annual Report on Form 10-K to the Securities and Exchange Commission.

Audit Committee Members:

Grant L. Hamrick, Chair
Robert W. Bradshaw, Jr.
William H. Grigg
A. F. (Pete) Sloan

Audit Fees

PricewaterhouseCoopers LLP audited the Company’s consolidated financial statements for the fiscal years ended February 2, 2008 and February 3, 2007.  The aggregate PricewaterhouseCoopers LLP fees for all professional services rendered for fiscal years ended February 2, 2008 and February 3, 2007 were:

Audit Fees

	Fiscal Year Ended	Fiscal Year Ended
	February 2, 2008	February 3, 2007
Audit Fees (1)	$550,000	$532,000
Audit Related Fees (2)	50,000	104,900
Tax Fees (3)	83,500	27,600
All Other Fees (4)	--	--
	$633,500	$664,500

(1)
“Audit Fees” represent fees for professional services rendered by PricewaterhouseCoopers LLP for the audit of our annual financial statements included in our Annual Reports on Form 10-K, the review of financial statements included in our Quarterly Reports on Form 10-Q and any services normally provided by PricewaterhouseCoopers LLP in connection with statutory and regulatory filings or engagements.  Includes $260,000 and $296,700 for audit services under Section 404 of the Sarbanes-Oxley Act of 2002 for the years ended February 2, 2008 and February 3, 2007, respectively.

(2)
“Audit-Related Fees” represent fees for assurance and related services by PricewaterhouseCoopers LLP that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.”  Consists of audits of employee benefit plans, subsidiaries, and expenses related thereto.  For the fiscal year ended February 2, 2008, auditors other than PricewaterhouseCoopers, LLP performed this audit work.

(3)	“Tax Fees” represent fees for professional services rendered by PricewaterhouseCoopers LLP for tax compliance, tax advice and tax planning.

(4)
“All Other Fees” represent fees for products and services provided by PricewaterhouseCoopers LLP, other than services reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees.”  There were no such fees in the fiscal years ended February 2, 2008 and February 3, 2007.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services by the Independent Registered Public Accounting Firm

The Audit Committee is responsible for the appointment, compensation and oversight of the work of the independent registered public accounting firm.  As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent registered public accounting firm in order to assure that they do not impair the auditor’s independence from the Company.  Accordingly, the Audit Committee has adopted procedures and conditions under which services proposed to be performed by the independent registered public accounting firm must be pre-approved.

Pursuant to this policy, the Audit Committee will consider annually and approve the terms of the audit engagement.  Any proposed engagement relating to permissible non-audit services must be presented to the Audit Committee and pre-approved on a case-by-case basis.  In addition, particular categories of permissible non-audit services that are recurring may be pre-approved by the Audit Committee subject to pre-set fee limits.  If a category of services is so approved, the Audit Committee will be regularly updated regarding the status of those services and the fees incurred.  The Audit Committee reviews requests for the provision of audit and non-audit services by the Company’s independent registered public accounting firm and determines if they should be approved.  Such requests could be approved either at a meeting of the Audit Committee or upon approval of the Chair of the Audit Committee, or another member of the Audit Committee designated by the Chair.  If the Chair or his designee approves a permissible non-audit service, that decision is required to be presented at the next meeting of the Audit Committee.  Prior to approving any services, the Audit Committee considers whether the provision of such services is consistent with the SEC’s rules on auditor independence and is compatible with maintaining the auditor’s independence.   All of the Company’s Audit Related Fees, Tax Fees and all Other Fees were approved by the Audit Committee.

SHAREHOLDER PROPOSALS

Shareholders who intend to present proposals for consideration at next year’s Annual Meeting are advised that, pursuant to rules of the Securities and Exchange Commission, any such proposal must be received by the Secretary of the Company at the Company’s principal executive offices, 8100 Denmark Road, Charlotte, North Carolina 28273-5975 no later than the close of business on December 25, 2008 if such proposal is to be considered for inclusion in the proxy statement and proxy appointment form relating to that meeting.  Only persons who have held beneficially or of record at least $2,000 in market value, or 1% of the combined class of Class A and Class B Common Stock, for at least one year on the date the proposal is submitted and who continue in such capacity through the meeting date are eligible to submit proposals to be considered for inclusion in the Company’s proxy statement.  In addition, the Company may direct the persons named in the Company’s Annual Meeting proxy to exercise discretionary voting authority to vote against any matter, without any disclosure of such matter in the Company’s proxy statement, unless a shareholder provides notice of the matter pursuant to the procedures specified in Article II, Section 4 of the Company’s Bylaws.  Such notice must be received by the Secretary of the Company at the Company’s principal executive offices as described above in this paragraph not later than ninety days prior to the anniversary date of the immediately preceding Annual Meeting (in the case of the Company’s 2009 Annual Meeting of shareholders, no later than February 21, 2009).  The shareholder’s notice must set forth, as to each matter of business proposed for consideration, a brief description of the business desired to be brought before the Annual Meeting and the reasons for conducting such business at the Annual Meeting, the name and address, as they appear on the Company’s stock transfer records, of the proposing shareholder, the class and number of shares of the Company’s stock beneficially owned by the proposing shareholder, and any material interest of the proposing shareholder in the proposed business.

OTHER MATTERS

The Board of Directors of the Company knows of no matters that will be presented for consideration at the meeting other than those set forth in this Proxy Statement.  However, if any other matters are properly presented for action, it is the intention of the persons named in the proxy to vote on them in accordance with their best judgment.

For the Board of Directors

THE CATO CORPORATION

/s/ Stuart L. Uselton
STUART L. USELTON
April 21, 2008	Assistant Secretary

APPENDIX A

THE CATO CORPORATION
2004 INCENTIVE COMPENSATION PLAN

AMENDED AND RESTATED AS OF MAY 22, 2008

ARTICLE 1.   PURPOSE AND EFFECTIVE DATE

1.1    Purposes of the Plan.  The Cato Corporation (“Cato”) has established The Cato Corporation 2004 Incentive Compensation Plan (the “Plan”) to promote the interests of Cato and its stockholders.  The purposes of the Plan are to provide key employees and directors of Cato and its Subsidiaries (collectively, the “Company”) with incentives to contribute to the Company’s performance and growth, to offer such persons stock ownership in Cato or other compensation that aligns their interests with those of Cato’s stockholders and to enhance the Company’s ability to attract, reward and retain such persons upon whose efforts the Company’s success and future growth depends.

1.2    Original Effective Date.  The Plan was initially adopted by the Board of Directors on April 8, 2004 and effective as of such date, subject to the requisite approval of the Company’s stockholders at the 2004 Annual Meeting of Stockholders which was obtained on May 27, 2004.

1.3    Restatement Effective Date.   This amendment and restatement is a continuation of the Plan and shall be effective as of May 22, 2008, subject to the requisite approval of the Company’s stockholders at the 2008 Annual Meeting of Stockholders.

ARTICLE 2.   DEFINITIONS

2.1    Definitions.  The following terms, when capitalized in this Plan, shall have the meanings set forth below:

(a)    “Award” means, individually or collectively, an Incentive Stock Option, Nonqualified Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Stock Award, or Incentive Bonus Award granted under this Plan.

(b)    “Award Agreement” means an agreement entered into by a Participant and Cato, setting forth the terms and conditions applicable to an Award granted to the Participant under this Plan. The Award Agreement may be in such form as the Committee shall determine, including a master agreement with respect to all or any types of Awards supplemented by an Award notice issued by the Company.

(c)    “Board” or “Board of Directors” means the Board of Directors of Cato.

(d)    “Cause” means (i) the commission by the Participant of a crime or other act or practice that involves dishonesty or moral turpitude and either has an adverse effect on Cato and/or one or more Subsidiaries or the reputation thereof or is intended to result in the personal enrichment of the Participant at the expense of Cato or a Subsidiary (whether or not resulting in criminal prosecution or conviction); (ii) the Participant’s gross negligence or willful misconduct in respect of the Participant’s service with the Company; (iii) the Participant’s material violation of Company policies, including but not limited to policies regarding substance abuse, sexual harassment, and the disclosure of confidential information; or (iv) the continuous and willful failure by the Participant to follow the reasonable directives of the Participant’s superiors or the Board of Directors.  Notwithstanding the foregoing, if the Participant has entered into an employment agreement that is binding as of the date of the Participant’s Termination of Service and includes a definition of “Cause,” then the definition of “Cause” in such agreement shall supplement the foregoing definition of “Cause” and shall also apply to the Participant.  Following a Participant’s Termination of Service, if it is determined that the Participant’s service could have been terminated for Cause, such Participant’s service shall be deemed to have been terminated for Cause.  In any event, the existence of “Cause” shall be determined by the Committee in its discretion.

(e)    “Change in Control” means, except as otherwise expressly provided in an Award Agreement, any of the following events:

(i)    the acquisition by any Person of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, of securities representing more than 50% of the combined voting power of Cato’s then outstanding securities; provided, however, that the following transactions shall not constitute a Change in Control: (1) any acquisition directly from the Company, (2) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company, or (3) any acquisition that constitutes a Corporate Transaction (as defined in subparagraph (ii) below) which would not constitute a Change in Control under subparagraph (ii) below; or

(ii)   a merger, reorganization or consolidation or a sale or other disposition of all or substantially all of the stock or assets of Cato (each, a “Corporate Transaction”) other than a Corporate Transaction in which the shareholders of Cato, as a group, will beneficially own, directly or indirectly, shares of stock with 50% or more of the combined voting power of the entity resulting from such Corporate Transaction (including, without limitation, a corporation or other Person which as a result of such transaction owns Cato or all or substantially all of Cato’s assets either directly or through one or more subsidiaries);

(iii)   the complete liquidation or dissolution of Cato; or

(iv)   a change in the composition of the Board during any two-year period such that the individuals who, as of the beginning of such two-year period, constitute the Board (such Board shall be hereinafter referred to as the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that for this purpose, any individual who becomes a member of the Board subsequent to the beginning of the two-year period whose election, or nomination for election by Cato’s stockholders, was approved by a vote of at least a majority of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; but provided further, that any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act, including any successor to such Rule), or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board, shall not be so considered as a member of the Incumbent Board.

Notwithstanding the foregoing, a transaction in which a Participant is materially affiliated with the acquiring Person or entity effecting a transaction that otherwise constitutes a Change in Control shall not constitute a Change in Control with respect to such Participant.

Notwithstanding the foregoing and unless otherwise provided by the Committee, to the extent necessary to comply with Section 409A of the Code, the foregoing events shall constitute a Change in Control with respect to an Award that is subject to Section 409A of the Code only to the extent that such events also constitute a “change in control event” within the meaning of Section 409A of the Code and applicable regulations and guidance thereunder.

(f)    “Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor act thereto.  References to any section of the Code shall be deemed to include reference to applicable regulations thereunder and any successor provision.

(g)    “Committee” means (i) the committee appointed by the Board to administer the Plan or (ii) in the absence of such appointment, the Board itself.  Notwithstanding the foregoing, to the extent required for Awards to be exempt from Section 16 of the Exchange Act pursuant to Rule 16b-3, the Committee shall consist of two or more Directors who are “non-employee directors” within the meaning of such Rule 16b-3, and to the extent required for Awards to satisfy the requirements for “performance-based compensation” within the meaning of Section 162(m) of the Code and the regulations thereunder, the Committee shall consist of two or more Directors who are “outside directors” within the meaning of Section 162(m) of the Code.  The Compensation Committee of the Board of Directors shall constitute the Committee until otherwise determined by the Board of Directors.

(h)   “Common Stock” means the Class A common stock of Cato, par value $0.03⅓ per share.

(i)    “Company” means The Cato Corporation, a Delaware corporation, or any successor thereto, and its Subsidiaries.

(j)    “Covered Employee” means a Participant who is a “covered employee” within the meaning of Section 162(m) of the Code or who is anticipated to be such a “covered employee” at the time Performance Compensation becomes payable.

(k)    “Director” means any individual who is a member of the Board of Directors of Cato.

(l)     “Disability” means a permanent and total disability as described in Section 22(e)(3) of the Code and determined by the Committee.

(m)    “Employee” means an employee of the Company.  Directors who are not otherwise employed by the Company are not considered Employees under the Plan.

(n)     “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.  References to any section or rule of the Exchange Act shall be deemed to include reference to any successor provision.

(o)     “Fair Market Value” means, as of a particular date, the value of the Common Stock determined as follows:

(i)    the average of the high and low sale prices of the Common Stock, as reported on the New York Stock Exchange (or, if applicable, on such other principal securities exchange or on the Nasdaq National Market System (“Nasdaq”) on which the Common Stock is then traded) or, if there is no such sale on the relevant date, then on the last previous day on which a sale was reported;

(ii)   if the Common Stock is not listed on any securities exchange or traded on Nasdaq, but nevertheless is publicly traded and reported on Nasdaq without closing sale prices for the Common Stock being customarily quoted, Fair Market Value shall be determined on the basis of the average of the closing high bid and low asked quotations in such other over-the-counter market as reported by Nasdaq; but, if there are no bid and asked quotations in the over-the-counter market as reported by Nasdaq on that date, then the average of the closing bid and asked quotations in the over-the-counter market as reported by Nasdaq on the immediately preceding day such bid and asked prices were quoted; or

(iii)   if the Common Stock is not listed on any securities exchange or traded on Nasdaq, Fair Market Value shall be determined by the Committee in good faith and, with respect to an Option or SAR intended to be exempt from Section 409A of the Code, in a manner consistent with Section 409A of the Code.

(p)   “Family Members” means the Participant’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, or any person sharing the Participant’s household (other than a tenant or employee).

(q)   “Incentive Bonus” means the amount payable under an Incentive Bonus Award.

(r)    “Incentive Bonus Award” means a bonus opportunity awarded to an Employee under Section 10 hereof.

(s)    “Incentive Stock Option” or “ISO” means an option to purchase shares of Common Stock granted under Article 6 which is designated as an Incentive Stock Option and is intended to meet the requirements of Section 422 of the Code.

(t)    “Nonqualified Stock Option” or “NSO” means an option to purchase shares of Common Stock granted under Article 6, and which is not intended or otherwise fails to meet the requirements of Section 422 of the Code.

(u)    “Option” means an Incentive Stock Option or a Nonqualified Stock Option.

(v)    “Option Price” means the price at which a share of Common Stock may be purchased by a Participant pursuant to an Option, as determined by the Committee in accordance with Article 6.

(w)    “Participant” means the recipient of an Award under the Plan which Award is outstanding.

(x)    “Performance Compensation” means an Incentive Bonus, Restricted Stock, Restricted Stock Units or a Stock Award  intended to qualify as “performance-based compensation” under Section 162(m) of the Code.

(y)    “Performance Goals” means the criteria and objectives designated by the Committee that must be met during the Performance Period as a condition of the Participant’s receipt of Performance Compensation, as described in Section 11.2 hereof.

(z)     “Performance Period” means the period designated by the Committee during which Performance Goals with respect to Performance Compensation will be measured.

(aa)   “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.

(bb)   “Plan” means The Cato Corporation 2004 Incentive Compensation Plan, as amended from time to time.

(cc)   “Restricted Period” means the period beginning on the grant date of an Award of Restricted Stock or Restricted Stock Units and ending on the date the shares of Common Stock subject to such Award are no longer restricted and subject to forfeiture.

(dd)   “Restricted Stock” means a share of Common Stock granted in accordance with the terms of Article 8, which Common Stock is subject to a substantial risk of forfeiture and such other restrictions as determined by the Committee.

(ee)   “Restricted Stock Unit” means the right to receive a share of Common Stock (or the value of a share of Common Stock) in the future granted in accordance with the terms of Article 8, which right is subject to a substantial risk of forfeiture and such other restrictions as determined by the Committee.

(ff)    “Retirement” means (i) a Termination of Service on or after reaching age sixty-five or (ii) a Termination of Service after reaching age sixty that is specifically approved by the Committee, in its discretion, as “Retirement” for purposes of the Plan.

(gg)   “SAR” means a stock appreciation right granted pursuant to Article 7.

(hh)   “Stock Award” means an equity-based award granted pursuant to Article 9.

(ii)     “Subsidiary” means a corporation, partnership, limited liability company, joint venture or other entity in which Cato directly or indirectly controls more than 50% of the voting power or equity or profits interests; provided, that for purposes of Incentive Stock Options, Subsidiary means a “subsidiary corporation” within the meaning of Section 424(f) of the Code.  Unless the Committee provides otherwise, for purposes of granting Options or SARs, an entity shall not be considered a Subsidiary if to do so would result in noncompliance with Section 409A of the Code.

(jj)    “Ten Percent Stockholder” means a Participant who owns (directly or by attribution within the meaning of Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of Cato, any Subsidiary or a parent of Cato.

(kk)   “Termination of Service” means, except as otherwise expressly provided in an Award Agreement, the termination of a Participant’s service with the Company as an Employee or Director for any reason other than a change in the capacity in which the Participant renders service to the Company or a transfer between or among Cato and its Subsidiaries.  Unless otherwise determined by the Committee, an Employee shall be considered to have incurred a Termination of Service if his or her employer ceases to be a Subsidiary.  All determinations relating to whether a Participant has incurred a Termination of Service and the effect thereof shall be made by the Committee in its discretion, including whether a leave of absence shall constitute a Termination of Service, subject to applicable law.

ARTICLE 3.   ADMINISTRATION

3.1    Authority of the Committee.  Subject to the provisions of the Plan, the Committee shall have full and exclusive power to select the individuals to whom Awards may from time to time be granted under the Plan; determine the size and types of Awards; determine the terms, restrictions and conditions of Awards in a manner consistent with the Plan (including, but not limited to, the number of shares of Common Stock subject to an Award, vesting or other exercise conditions applicable to an Award, the duration of an Award, whether an Award is intended to qualify as Performance Compensation and restrictions on transferability of an Award and any shares of Common Stock issued thereunder); determine the impact of a Participant’s leave of absence on outstanding Awards; construe and interpret the Plan and any agreement or instrument entered into under the Plan; establish, amend or waive rules and regulations for the Plan’s administration; delegate administrative responsibilities under the Plan and (subject to the provisions of Article 13) amend the terms and conditions of any outstanding Award to the extent such terms and conditions are within the discretion of the Committee, including accelerating the time any Option or SAR may be exercised, waiving restrictions and conditions on Awards and establishing different terms and conditions relating to the effect of a Termination of Service.  The Committee also shall have the absolute discretion to make all other determinations which may be necessary or advisable in the Committee’s opinion for the administration of the Plan.

3.2    Award Agreements. Each Award granted under the Plan shall be evidenced by an Award Agreement in such form as the Committee shall determine.  Each Award Agreement shall be subject to the applicable terms and conditions of the Plan and incorporate any other terms and conditions, not inconsistent with the Plan, as may be directed by the Committee.  Except to the extent prohibited by applicable law, the Committee may, but need not, require as a condition of any such Award Agreement’s effectiveness that the Agreement be signed by the Participant.

3.3    Decisions Binding.  All determinations, decisions and interpretations made by the Committee pursuant to the provisions of the Plan and all related resolutions of the Board shall be final, conclusive and binding on all persons, including the Company, Cato’s stockholders, and Participants and their estates and beneficiaries.

3.4    Indemnification.   No member of the Committee shall be liable for any action taken, or decision made, in good faith relating to the Plan or any Award hereunder.

ARTICLE 4.   STOCK SUBJECT TO THE PLAN

4.1    Stock Available Under the Plan.  Subject to adjustments as provided in Section 4.3, the aggregate number of shares of Common Stock that may be issued pursuant to Awards under the Plan is 1,350,000 shares (which reflects the 900,000 shares initially reserved under the Plan as adjusted for the 3-for-2 stock split effected with respect to the Common Stock on June 27, 2005).  Shares of Common Stock issued under the Plan may be shares of original issuance, shares held in the treasury of Cato or shares purchased in the open market or otherwise.  Shares of Common Stock covered by Awards which expire or are forfeited or canceled for any reason or which are settled in cash shall be available for further Awards under the Plan.

4.2    Award Limits.  Notwithstanding any provision in the Plan to the contrary, the following limitations shall apply:

(a)    Individual Option and SAR Limit.  No Participant shall be granted, during any one calendar year, Options and/or SARs (whether such SARs may be settled in shares of Common Stock, cash or a combination thereof) covering in the aggregate more than 300,000 shares of Common Stock.

(b)    Individual Limit on Other Awards.  With respect to any Awards other than Options and SARs, no Participant shall be granted, during any one calendar year, such Awards (whether such Awards may be settled in shares of Common Stock, cash or a combination thereof) consisting of, covering or relating to in the aggregate more than 300,000 shares of Common Stock.

(c)    ISO Limit.  The maximum number of shares of Common Stock that may be issued pursuant to ISOs under the Plan is 1,350,000 shares.

4.3    Adjustments.  In the event of any change in the number of outstanding shares of Common Stock due to a stock split, stock dividend or similar event, corresponding adjustments shall be made to the maximum number of shares of Common Stock which may be issued under the Plan set forth in Section 4.1, to the maximum number of shares Common Stock which may be issued pursuant to ISOs under the Plan set forth in Section 4.2(c), to the number and price of shares of Common Stock subject to outstanding Awards granted under the Plan and, to the extent the Committee so determines, to the number of shares of Common Stock subject to the Award limits set forth in Sections 4.2(a) and(b).  In the event of a change in corporate capitalization due to a reorganization, recapitalization, merger, consolidation or similar transaction affecting the Common Stock, the Committee shall make adjustments to the number and kind of shares which may be issued under the Plan and to outstanding Awards as it determines, in its discretion, to be appropriate.  In addition, the Committee, in its discretion, shall make such similar adjustments it deems appropriate and equitable in the event of any corporate transaction to which Section 424(a) of the Code applies or such other event which in the judgment of the Committee necessitates such adjustments.  Adjustments under this Section 4.3 shall, to the extent practicable and applicable, be made in a manner consistent with the requirements of Sections 162(m) and 409A of the Code and, in the case of ISOs, Section 424(a) of the Code.  Notwithstanding the foregoing, the number of shares of Common Stock subject to any Award shall always be a whole number and the Committee, in its discretion, shall make such adjustments as are necessary to eliminate fractional shares that may result from any adjustments made pursuant hereto.  Except as expressly provided herein, the issuance by Cato of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an outstanding Award.  Notwithstanding the foregoing, in no event shall any adjustment be made if such adjustment would cause an Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code to fail to so qualify.

ARTICLE 5.          ELIGIBILITY AND PARTICIPATION

Awards under the Plan may be granted to key Employees of the Company who occupy responsible managerial or professional positions and who have the capability of making a substantial contribution to the success of the Company as determined by the Committee. Awards under the Plan also may be granted to Directors.  In determining the individuals to whom such an Award shall be granted and the terms and conditions of such Award, the Committee may take into account any factors it deems relevant, including the duties of the individual, the Committee’s assessment of the individual’s present and potential contributions to the success of the Company and such other factors as the Committee shall deem appropriate in connection with accomplishing the purposes of the Plan.  Such determinations made by the Committee under the Plan need not be uniform and may be made selectively among eligible individuals under the Plan, whether or not such individuals are similarly situated.  Subject to the Award limits set forth in Section 4.2, a Participant may be granted more than one Award under the Plan.

ARTICLE 6.          STOCK OPTIONS

6.1   Stock Options.  Subject to the provisions of the Plan, the Committee may grant Options upon the following terms and conditions:

(a)    Award Agreement.  Each grant of an Option shall be evidenced by an Award Agreement in such form as the Committee shall determine.  The Award Agreement shall specify the number of shares of Common Stock to which the Option pertains, whether the Option is an ISO or a NSO, the Option Price, the term of the Option, the conditions upon which the Option shall become vested and exercisable, and such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine.  ISOs may be granted only to Employees of Cato or a Subsidiary.

(b)    Option Price.  The Option Price per share of Common Stock shall be determined by the Committee, but shall not be less than the Fair Market Value per share of Common Stock on the date of grant of the Option.  In the case of an ISO granted to a Ten Percent Stockholder, the Option Price per share of Common Stock shall not be less than 110% of the Fair Market Value per share of Common Stock on the date of grant of the Option.  Notwithstanding the foregoing, an Option may be granted with an Option Price per share of Common Stock less than that set forth above if such Option is granted pursuant to an assumption of, or substitution for, another option in a manner satisfying the provisions of Section 424(a) of the Code.

(c)    Exercise of Options.  An Option shall be exercisable in whole or in part (including periodic installments) at such time or times, and subject to such restrictions and conditions, as the Committee shall determine.  Except as otherwise provided in the Award Agreement, the right to purchase shares of Common Stock under the Option that become exercisable in periodic installments shall be cumulative so that such shares of Common Stock (or any part thereof) may be purchased at any time thereafter until the expiration or termination of the Option.

(d)    Option Term.  The term of an Option shall be determined by the Committee, but in no event shall an Option be exercisable more than ten years from the date of its grant or in the case of any ISO granted to a Ten Percent Stockholder, more than five years from the date of its grant.

(e)    Termination of Service.  Except to the extent an Option remains exercisable as provided below or as otherwise set forth in the Award Agreement, an Option shall immediately terminate upon the Participant’s Termination of Service with the Company for any reason.

(i)    Death, Disability or Retirement.  In the event that a Participant incurs a Termination of Service as a result of the Participant’s death, Disability or Retirement, then an outstanding Option granted to the Participant may be exercised by the Participant (or, in the case of the Participant’s death, the person(s) to whom the Participant’s rights to exercise the Option passed by will or the laws of descent and distribution, or the executor or administrator of the Participant’s estate, as applicable), to the same extent the Option was exercisable as of such Termination of Service, for up to one year from such Termination of Service, but in no event after the expiration of the term of the Option as set forth in the Award Agreement.

(ii)   Other Terminations Without Cause.  In the event that a Participant incurs a Termination of Service for any reason other than Cause or his death, Disability or Retirement, then an outstanding Option granted to the Participant may be exercised by the Participant (or, in the case of the Participant’s death, the person(s) to whom the Participant’s rights to exercise the Option passed by will or the laws of descent and distribution, or the executor or administrator of the Participant’s estate, as applicable), to the same extent the Option was exercisable as of such Termination of Service, for up to 90 days following such Termination of Service, but in no event after the expiration of the term of the Option as set forth in the Award Agreement.

(f)    ISO Limitation.  To the extent that the aggregate Fair Market Value (determined as of the date of grant) of the shares of Common Stock with respect to which ISOs are exercisable for the first time during any calendar year (under all plans of the Company and its Subsidiaries) exceeds $100,000 or such other applicable limitation set forth in Section 422 of the Code or any regulations thereunder, such ISOs shall be treated as NSOs.  The determination of which ISOs shall be treated as NSOs generally shall be based on the order in which such ISOs were granted and shall be determined by the Committee in accordance with applicable rules and regulations.

(g)   Payment.  Options shall be exercised by the delivery of a written notice of exercise to Cato (or its delegate) in the manner prescribed by Cato (or its delegate), specifying the number of shares of Common Stock with respect to which the Option is to be exercised, accompanied by the aggregate Option Price for the shares of Common Stock.  The aggregate Option Price shall be payable to Cato in full in cash or cash equivalents acceptable to Cato, or if approved by the Committee, by tendering previously acquired shares of Common Stock (or delivering a certification of ownership of such shares) having an aggregate Fair Market Value at the time of exercise equal to the total Option Price (provided that the shares of Common Stock either were purchased on the open market or have been held by the Participant for a period of at least six months (unless such six-month period is waived by the Committee)), a combination of the foregoing, or by any other means which the Company determines to be consistent with the Plan’s purpose and applicable law (including the tendering of Awards having an aggregate Fair Market Value at the time of exercise equal to the total Option Price, as determined by the Committee).

(h)   Transfer Restrictions. Options generally may not be sold, transferred, pledged, assigned, alienated, hypothecated or disposed of in any manner other than by will or the laws of descent and distribution, and Options generally shall be exercisable during the Participant’s lifetime only by the Participant (or, to the extent permitted by applicable law, the Participant’s guardian or legal representative in the event of the Participant’s legal incapacity).  Notwithstanding the foregoing, the Committee, in its absolute discretion, may permit a Participant to transfer NSOs, in whole or in part, for no consideration to (i) one or more Family Members; (ii) a trust in which Family Members have more than 50% of the beneficial interest; (iii) a foundation in which Family Members (or the Participant) control the management of assets; or (iv) any other entity in which Family Members (or the Participant) own more than 50% of the voting interests; or may permit a transfer of NSOs under such other circumstances as the Committee shall determine; provided that in all cases, such transfer is permitted under applicable tax laws and Rule 16b-3 of the Exchange Act as in effect from time to time.  In all cases, the Committee must be notified in advance in writing of the terms of any proposed transfer to a permitted transferee and such transfers may occur only with the consent of and subject to the rules and conditions imposed by the Committee.  The transferred NSOs shall continue to be subject to the same terms and conditions in the hands of the transferee as were applicable immediately prior to the transfer (including the provisions of the Plan and Award Agreement relating to the expiration or termination of the NSOs).  The NSOs shall be exercisable by the permitted transferee only to the extent and for the periods specified herein and in any applicable Award Agreement.

(i)    No Stockholder Rights.  No Participant shall have any rights as a stockholder with respect to shares of Common Stock subject to the Participant’s Option until the issuance of such shares to the Participant pursuant to the exercise of such Option.

ARTICLE 7.          STOCK APPRECIATION RIGHTS

7.1   Grants of SARs.  Subject to the provisions of the Plan, the Committee may grant SARs upon the following terms and conditions:

(a)    Award Agreement.   Each grant of a SAR shall be evidenced by an Award Agreement in such form as the Committee shall determine.  The Award Agreement shall specify the number of shares of Common Stock to which the SAR pertains, the term of the SAR, the conditions upon which the SAR shall become vested and exercisable, and such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine.  The Committee may grant SARs in tandem with or independently from Options.

(b)    Initial Value of SARs.  The Committee shall assign an initial value to each SAR, provided that the initial value may not be less than the aggregate Fair Market Value on the date of grant of the shares of Common Stock to which the SAR pertains.

(c)    Exercise of SARs.  A SAR shall be exercisable in whole or in part (including periodic installments) at such time or times, and subject to such restrictions and conditions, as the Committee shall determine.  Notwithstanding the foregoing, in the case of a SAR that is granted in tandem with an Option, the SAR may be exercised only with respect to the shares of Common Stock for which its related Option is then exercisable.  The exercise of either an Option or a SAR that are granted in tandem shall result in the termination of the other to the extent of the number of shares of Common Stock with respect to which such Option or SAR is exercised.

(d)    Term of SARs.  The term of a SAR granted independently from an Option shall be determined by the Committee, but in no event shall such a SAR be exercisable more than ten years from the date of its grant.  A SAR granted in tandem with an Option shall have the same term as the Option to which it relates.

(e)    Termination of Service.  In the event that a Participant incurs a Termination of Service, the Participant’s SARs shall terminate in accordance with the provisions specified in Article 6 with respect to Options.

(f)    Payment of SAR Value.  Upon the exercise of a SAR, a Participant shall be entitled to receive (i) the excess of the Fair Market Value on the date of exercise of the shares of Common Stock with respect to which the SAR is being exercised, over (ii) the initial value of the SAR on the date of grant, as determined in accordance with Section 7.1(b) above.  Notwithstanding the foregoing, the Committee may specify in an Award Agreement that the amount payable upon the exercise of a SAR shall not exceed a designated amount.  As specified by the Committee in the Award Agreement, the amount payable as a result of the exercise of a SAR may be settled in cash, shares of Common Stock of equivalent value, or a combination of cash and Common Stock.  A fractional share of Common Stock shall not be deliverable upon the exercise of a SAR, but a cash payment shall be made in lieu thereof.

(g)    Nontransferability.  Except as otherwise provided by the Committee, SARs granted under the Plan may not be sold, transferred, pledged, assigned, alienated, hypothecated or disposed of in any manner other than by will or the laws of descent and distribution, and SARs shall be exercisable during the Participant’s lifetime only by the Participant (or, to the extent permitted by applicable law, the Participant’s guardian or legal representative in the event of the Participant’s legal incapacity).

(h)    No Stockholder Rights.  No Participant shall have any rights as a stockholder of Cato with respect to shares of Common Stock subject to a SAR until the issuance of shares (if any) to the Participant pursuant to the exercise of such SAR.

ARTICLE 8.   RESTRICTED STOCK AND RESTRICTED STOCK UNITS

8.1    Grants of Restricted Stock and Restricted Stock Units.  Subject to the provisions of the Plan, the Committee may grant Restricted Stock and/or Restricted Stock Units upon the following terms and conditions:

(a)    Award Agreement.  Each grant of Restricted Stock or Restricted Stock Units shall be evidenced by an Award Agreement in such form as the Committee shall determine.  The Award Agreement shall specify the number of shares with respect to which the Restricted Stock or Restricted Stock Units are granted, the Restricted Period, the conditions upon or the time at which the Restricted Period shall lapse, whether the Award is intended to be Performance Compensation and such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine.

(b)    Purchase Price.  The Committee shall determine the purchase price, if any, to be paid for each share of Restricted Stock or each Restricted Stock Unit, subject to such minimum consideration as may be required by applicable law.

(c)    Nontransferability.  Except as otherwise set forth in the Award Agreement, shares of Restricted Stock and Restricted Stock Units may not be sold, transferred, pledged, assigned, alienated, hypothecated or disposed of in any manner until the end of the Restricted Period applicable to such shares and the satisfaction of any and all other conditions prescribed by the Committee.

(d)    Other Restrictions.  The Committee may impose such conditions and restrictions on the grant, vesting or retention of Restricted Stock and Restricted Stock Units as it determines, including but not limited to restrictions based upon the occurrence of a specific event, continued service for a period of time or other time-based restrictions, or the achievement of financial or other business objectives (including the Performance Goals described in Section 11.2).  The Committee may provide that such restrictions may lapse separately or in combination at such time or times and with respect to all shares of Restricted Stock and Restricted Stock Units or in installments or otherwise as the Committee may deem appropriate.

(e)    Settlement of Restricted Stock Units.  After the expiration of the Restricted Period and all conditions and restrictions applicable to Restricted Stock Units have been satisfied or lapsed, the Participant shall be entitled to receive the then Fair Market Value of the shares of Common Stock with respect to which the Restricted Stock Units were granted.  Such amount shall be paid in cash, shares of Common Stock (which shares may be Restricted Stock) or a combination thereof as determined by the Committee and specified in the Award Agreement.

(f)    Section 83(b) Election.  The Committee may provide in an Award Agreement that an Award of Restricted Stock is subject to the Participant making or refraining from making an election under Section 83(b) of the Code.  If a Participant makes an election pursuant to Section 83(b) of the Code with respect to Restricted Stock, the Participant shall be required to promptly file a copy of such election with the Company as required under Section 83(b) of the Code.

(g)    Termination of Service.  Notwithstanding anything herein to the contrary and except as otherwise determined by the Committee, in the event of the Participant’s Termination of Service prior to the expiration of the Restricted Period, all shares of Restricted Stock and Restricted Stock Units with respect to which the applicable restrictions have not yet lapsed shall be forfeited.

(h)    Stockholder Rights.

(i)    Restricted Stock.  Except to the extent otherwise provided by the Committee, a Participant that has been granted Restricted Stock shall have the rights and privileges of a stockholder as to such Restricted Stock, including the right to vote such Restricted Stock and the right to receive dividends, if and when declared by the Board of Directors, provided, that the Committee may require that any cash dividends shall be automatically reinvested in additional shares of Restricted Stock.

(ii)   Restricted Stock Units.  A Participant shall have no voting or other stockholder rights or ownership interest in shares of Common Stock with respect to which Restricted Stock Units are granted.  Notwithstanding the foregoing, the Committee may, in its discretion, provide in an Award Agreement that, if the Board of Directors declares a dividend with respect to the Common Stock, Participants shall receive dividend equivalents with respect to their Restricted Stock Units.  Subject to Section 409A of the Code, the Committee may determine the form, time of payment and other terms of such dividend equivalents, which may include cash or Restricted Stock Units.

(iii)   Adjustments and Dividends Subject to Plan.  With respect to any shares of Restricted Stock or Restricted Stock Units received as a result of adjustments under Section 4.3 hereof and also any shares of Common Stock, Restricted Stock or Restricted Stock Units that result from dividends declared on the Common Stock, the Participant shall have the same rights and privileges, and be subject to the same restrictions, as are set forth in this Article 8 except to the extent the Committee otherwise determines.

(i)    Issuance of Restricted Stock.  A grant of Restricted Stock may be evidenced in such manner as the Committee shall deem appropriate, including without limitation, book-entry registration or the issuance of a stock certificate (or certificates) representing the number of shares of Restricted Stock granted to the Participant, containing such legends as the Committee deems appropriate and held in custody by Cato or on its behalf, in which case the grant of Restricted Stock shall be accompanied by appropriate stop-transfer instructions to the transfer agent for the Common Stock, until (1) the expiration or termination of the Restricted Period for such shares of Restricted Stock and the satisfaction of any and all other conditions prescribed by the Committee or (2) the forfeiture of such shares of Restricted Stock.  The Committee may require a Participant to deliver to Cato one or more stock powers, endorsed in blank, relating to the shares of Restricted Stock to be held in custody by or for Cato.

ARTICLE 9.   STOCK AWARDS

The Committee may grant other types of Stock Awards that involve the issuance of shares of Common Stock or that are valued by reference to shares of Common Stock, including but not limited to the grant of shares of Common Stock or the right to acquire or purchase shares of Common Stock.  Stock Awards shall be evidenced by an Award Agreement in such form as the Committee may from time to time approve.  The Award Agreement shall specify the number of shares of Common Stock to which the Stock Award pertains, the form in which the Stock Award shall be paid, whether the grant, vesting or payment with respect to the Stock Award is intended to be Performance Compensation, and such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine.

ARTICLE 10.         INCENTIVE BONUS AWARDS

10.1   Incentive Bonus Awards.  The Committee may grant an Incentive Bonus Award upon the terms and conditions described below.  Incentive Bonus Awards may be granted only to Employees.

  (a)    General.  The Committee shall establish the parameters for the Incentive Bonus Award, including, as it deems appropriate, target and maximum amounts that may be payable; the Performance Goals and other criteria that must be met and the Performance Period during which such Performance Goals and other criteria will be measured; the formula or basis by which the actual amount of the Incentive Bonus shall be determined; the timing of payment of any Incentive Bonus; whether such amount shall be paid in lump sum or installments; any forfeiture events that may apply; whether the Incentive Bonus Award is intended to be Performance Compensation; and such other terms and conditions that the Committee deems appropriate, and, in the case of an Incentive Bonus Award intended to be Performance Compensation, all of the foregoing shall be subject to Article 11 below and compliance with Section 162(m) of the Code and regulations thereunder.

   (b)    Covered Employees.  Unless otherwise determined by the Committee, all Incentive Bonuses granted to Covered Employees are intended to qualify as Performance Compensation.

   (c)    Timing and Form of Payment.  The Committee shall determine the timing of payment of any Incentive Bonus.  Subject to such terms and conditions as the Committee shall determine, the Committee may provide for or permit a Participant to elect the payment of an Incentive Bonus to be deferred under a nonqualified deferred compensation arrangement, with such arrangement and any related elections to comply with Section 409A of the Code.  Incentive Bonuses shall be paid in cash to the Participant (or, in the event of the Participant’s death, to the Participant’s estate).

   (d)    Conditions on Payment.  Except as otherwise provided by the Committee, payment of an Incentive Bonus will be made to a Participant only if the Participant has not incurred a Termination of Service prior to the time of payment.  If an Incentive Bonus is intended to be Performance Compensation, the payment of such Incentive Bonus shall also be subject to written certification of the Committee pursuant to Section 11.3 below.   In all events, the Committee may, in its discretion, reduce or eliminate the amount payable to any Participant in each case based upon such factors as the Committee may deem relevant.

   (e)    Maximum Payment.  Notwithstanding anything herein to the contrary, the maximum amount that may paid per calendar year to a Participant pursuant to an Incentive Bonus Award shall be $3,000,000.

ARTICLE 11.          PERFORMANCE COMPENSATION

11.1    Performance Compensation.  Awards that the Committee intends to be Performance Compensation shall be granted and administered in a manner that will enable such Awards to qualify for the performance-based exemption from the deductibility limitation imposed by Section 162(m) of the Code.  Such Performance Compensation shall be subject to the following additional terms and conditions and the provisions of this Article 11 shall control to the extent inconsistent with Articles 8, 9 and 10.

11.2    Performance Goals.  With respect to Performance Compensation, the Committee must establish in writing one or more Performance Goals for the Participant that are objectively determinable (i.e., such that a third party with knowledge of the relevant facts could determine whether the goals have been met).  Such Performance Goals must be established in writing by the Committee within 90 days after the beginning of the Performance Period (or, if earlier, by the date on which 25% of the Performance Period has elapsed) or within such other time period prescribed by Section 162(m) of the Code and the regulations thereunder; provided, that achievement of the Performance Goals must be substantially uncertain at the time they are established.  The Performance Goals shall be based on one or more of the following, as determined in the sole discretion of the Committee: stock price; earnings per share; net earnings; operating or other earnings; net profits after taxes; revenues; net cash flow; financial return ratios; stockholder return; return on equity; return on investment; return on net assets; debt rating; sales; expense reduction levels; growth in assets, sales, or market share; or strategic business objectives based on meeting specified revenue goals, market penetration goals, customer satisfaction goals, geographic business expansion goals, cost targets, or goals relating to acquisitions or divestitures.  Performance Goals may be based on the performance of Cato, based on the Participant’s division, business unit or employing Subsidiary, based on the performance of one or more divisions, business units or Subsidiaries, based on the performance of the Company as a whole, or based on any combination of the foregoing.  Performance Goals may be expressed in such form as the Committee shall determine, including either in absolute or relative terms (including, but not by way of limitation, by relative comparison to other companies or other external measures), in percentages, in terms of growth over time or otherwise, provided that the Performance Goals meet the requirements hereunder.  Performance Goals may provide for the inclusion or exclusion of items such as the effect of unusual charges or income items or other events, including acquisitions or dispositions of businesses or assets, restructurings, reductions in force, litigation or claim expenses, judgments or settlements, changes in accounting principles or tax laws or changes in other laws or rules affecting reported results.  The Committee may specify that the Performance Goals shall be determined either before or after taxes.  The Committee also may establish subjective Performance Goals for Participants, provided that for Covered Employees, the subjective Performance Goals may be used only to reduce, and not increase, the Performance Compensation otherwise payable under the Plan.

11.3    Payment.  Prior to the vesting, payment or delivery, as the case may be, of Performance Compensation, the Committee shall certify in writing the extent to which the applicable Performance Goals and any other material terms of the Performance Compensation have been achieved or exceeded for the applicable Performance Period.  In no event may the Committee waive achievement of the Performance Goal requirements for a Covered Employee except as provided in Section 11.4 below or as otherwise provided in Article 12 with respect to a Change in Control.  The Committee may, in its discretion, reduce or eliminate the Performance Compensation of any Covered Employee based upon such factors as the Committee may deem relevant, but shall not increase the amount payable to any Covered Employee.

11.4    Waiver.  The Committee may provide with respect to an Award intended to be Performance Compensation that if, prior to the end of the Performance Period, the Participant incurs a Termination of Service due to his Death or Disability, or certain other circumstances specified by the Committee occur, a Participant shall be eligible to still receive such Performance Compensation in whole or in part, but the Committee may so provide only if the Award will still qualify as Performance Compensation under Section 162(m) of the Code if such Death, Disability or other specified circumstance does not occur.

11.5    Code Section 162(m).  The Committee shall have the power to impose such other restrictions on Performance Compensation as it may deem necessary or appropriate to ensure that such Performance Compensation satisfy all requirements for “performance-based compensation” within the meaning of Section 162(m) of the Code and the regulations thereunder.

ARTICLE 12.   CHANGE IN CONTROL

12.1    Treatment of Options and SARs.  Notwithstanding any other provision of the Plan, all outstanding Options and SARs shall become fully vested and exercisable immediately upon a Change in Control.  In addition, the Committee may (a) require Participants to surrender their outstanding Options and SARs in exchange for a cash payment from the Company equal to the excess of the Change in Control Price (as defined below) for each share of Common Stock subject to such outstanding Options and SARs over the Option

Price or Initial Value (in the case of a SAR); (b) offer Participants an opportunity to exercise their outstanding Options and SARs and then provide that any or all unexercised Options and SARs shall terminate at such time as the Committee deems appropriate; or (c) in the event of a Change in Control where the Company is not the surviving corporation (or survives only as a subsidiary of another corporation), provide that all outstanding Options and SARs that are not exercised shall be assumed, or replaced with comparable Options or SARs, as the case may be, by the surviving corporation (or a parent or subsidiary thereof).   For purposes of this Section, “Change in Control Price” means the higher of (i) the highest reported sales price, regular way, of a share of Common Stock reported on the New York Stock Exchange Composite Index (or other principal securities exchange on which the Common Stock is listed or on Nasdaq, if applicable) during the 60-day period ending on the date of the Change in Control; or (ii) if the Change in Control is the result of a tender or exchange offer or a Corporate Transaction, the highest price paid per share of Common Stock in such transaction, provided that to the extent the consideration paid in any such transaction consists of anything other than cash, the fair value of such non-cash consideration shall be determined in the sole discretion of the Board.  Notwithstanding the foregoing, in the case of ISOs or SARs that relate to ISOs, the Change in Control Price shall be in all cases the Fair Market Value of the Common Stock on the date such ISO or SAR is deemed exercised as the result of its surrender (but in no event more than the amount that will enable such ISO to continue to qualify as an ISO).

12.2    Treatment of Restricted Stock, Restricted Stock Units and Stock Awards.  Notwithstanding any other provision of the Plan, all Restricted Stock, Restricted Stock Units and Stock Awards (other than those that have been designated as Performance Compensation) shall be deemed vested, all restrictions shall be deemed lapsed, all terms and conditions shall be deemed satisfied and the Restricted Period with respect thereto shall be deemed to have ended upon a Change in Control.

12.3    Treatment of Incentive Bonuses and Performance Compensation.  All Incentive Bonuses and Performance Compensation earned but still outstanding as of the date of the Change in Control shall be payable in full immediately upon a Change in Control.  Any remaining Incentive Bonuses and Performance Compensation shall be accelerated and immediately vested, paid or delivered, as the case may be, on a pro rata basis upon a Change in Control based upon assumed achievement of all target Performance Goals and the length of time within the Performance Period that has elapsed prior to the Change in Control.

12.4    Limitation on Acceleration.  In the event that the acceleration, vesting, payment or delivery of Awards an amount payable, vesting or shares, when added to all other amounts payable to a Participant, would constitute an “excess parachute payment” within the meaning of Sections 280G and 4999 of the Code, the Compensation Committee may, in its discretion, adjust, reduce or prohibit acceleration of such Awards in any manner it deems appropriate to lessen or avoid the excise tax that otherwise may be payable under Section 4999 of the Code.

ARTICLE 13.   AMENDMENT, SUSPENSION AND TERMINATION

13.1    Amendment, Suspension and Termination of Plan.  The Board may at any time, and from time to time, amend, suspend or terminate the Plan in whole or in part; provided, that no amendment, suspension or termination shall be effective unless approved by Cato’s stockholders (a) to the extent stockholder approval is necessary to satisfy the applicable requirements of the Code (including, but not limited to, Sections 162(m) and 422 thereof), the Exchange Act or Rule 16b-3 thereunder, any New York Stock Exchange, Nasdaq or other securities exchange listing requirements or any other law or regulation; (b) if such amendment is intended to allow the Option Price of outstanding Options to be reduced by repricing or replacing such Options; or (c) to the extent the Board determines, in its discretion, that stockholder approval is necessary or desirable even if such stockholder approval is not expressly required by the Plan or applicable law or regulation.  Unless sooner terminated by the Board, the Plan shall terminate ten years from the date the Plan is adopted by the Board.  No further Awards may be granted after the termination of the Plan, but the Plan shall remain effective with respect to any outstanding Awards previously granted.  No amendment, suspension or termination of the Plan shall adversely affect in any material way the rights of a Participant under any outstanding Award without the Participant’s consent.

13.2    Amendment of Awards.  Subject to Section 13.1 above, the Committee may at any time amend the terms of an Award previously granted to a Participant, but no such amendment shall adversely affect in any material way the rights of the Participant without the Participant’s consent except as otherwise provided in the Plan.

13.3    Section 409A and Compliance Amendments. Notwithstanding any other provision of the Plan to the contrary, the Board may amend the Plan and/or the Committee may amend any outstanding Award in any respect it deems necessary or advisable to comply with applicable law without obtaining a Participant’s consent, including but not limited to reforming (including on a retroactive basis, if applicable) any terms of an outstanding Award to comply with or meet an exemption from Section 409A of the Code and applicable regulations and guidance issued thereunder.

ARTICLE 14.   WITHHOLDING

14.1    Tax Withholding in General.  The Company shall have the power and the right to deduct or withhold from cash payments or other property to be paid to the Participant, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state and local taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any taxable event arising in connection with an Award under this Plan.  The Company shall not be required to issue any shares of Common Stock or settle any Awards payable hereunder until such withholding requirements have been satisfied.

14.2    Share Withholding and Remittance.  With respect to withholding required upon the exercise of Options, or upon any other taxable event arising as a result of Awards granted hereunder which are to be paid in the form of shares of Common Stock, the Company may withhold from an Award, or the Participant may remit, subject to applicable law (including Rule 16b-3 under the Exchange Act), shares of Common Stock having a Fair Market Value on the date the tax is to be determined of no more than the minimum statutory total tax which could be imposed on the transaction.  All such elections shall be made in accordance with procedures established by the Committee and/or the Company.  Notwithstanding the foregoing, the Committee and/or the Company shall have the right to restrict a Participant’s ability to satisfy tax obligations through share withholding as they may deem necessary or appropriate.

ARTICLE 15.          GENERAL PROVISIONS

15.1    Forfeiture Events.  The Committee may provide in an Award Agreement that a Participant’s rights, payments and benefits with respect to an Award (including but not limited to gains recognized upon the exercise of an Option or SAR) shall be subject to reduction, forfeiture or recoupment by the Company upon the occurrence of certain events, including but not limited to Termination of Service for Cause, breach of confidentiality or other restrictive covenants that apply to the Participant, engaging in competition against the Company or other conduct or activity by the Participant that is detrimental to the business or reputation of the Company.

15.2    Restrictions on Stock Ownership/Legends.  The Committee, in its discretion, may establish guidelines applicable to the ownership of any shares of Common Stock acquired pursuant to the exercise of an Option or SAR or in connection with any other Award under this Plan as it may deem desirable or advisable, including, but not limited to, time-based or other restrictions on transferability regardless of whether or not the Participant is otherwise vested in such Common Stock.  All stock certificates representing shares of Common Stock issued pursuant to this Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable and the Committee may cause any such certificates to have legends affixed thereto to make appropriate references to any applicable restrictions.

15.3    Deferrals.  Subject to Section 15.11, the Committee may require or permit a Participant to defer receipt of the delivery of shares of Common Stock or other payments pursuant to Awards under the Plan that otherwise would be due to such Participant.  Subject to Section 15.11, any deferral elections shall be subject to such terms, conditions, rules and procedures as the Committee shall determine.

15.4    No Employment Rights.  Nothing in the Plan or any Award Agreement shall confer upon any Participant any right to continue in the employ or service of the Company nor interfere with or limit in any way the right of the Company to terminate any Participant’s employment by, or performance of services for, the Company at any time for any reason.

15.5    No Participation Rights.  No person shall have the right to be selected to receive an Award under this Plan and there is no requirement for uniformity of treatment among Participants.

15.6    Unfunded Plan.  To the extent that any person acquires a right to receive Common Stock or cash payments under the Plan, such right shall be only contractual in nature unsecured by any assets of the Company.  The Company shall not be required to segregate any specific funds, assets or other property with respect to any Awards under this Plan.

15.7    Restrictions on Transferability.  Except as otherwise provided herein or in an Award Agreement, no Award or any shares of Common Stock subject to an Award which have not been issued, or as to which any applicable restrictions have not lapsed, may be sold, transferred, pledged, assigned, alienated, hypothecated or disposed of in any manner.  Any attempt to transfer an Award or such shares of Common Stock in violation of the Plan or an Award Agreement shall relieve the Company from any obligations to the Participant thereunder.

15.8    Requirements of Law.  The granting of Awards and the issuance of shares of Common Stock under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.  With respect to Participants who are subject to Section 16 of the Exchange Act, this Plan is intended to comply with all provisions of Rule 16b-3 or any successor rule under the Exchange Act, unless determined otherwise by the Committee, and the Committee may, in its discretion, impose additional terms and restrictions upon Awards to ensure compliance with the foregoing.

15.9    Approvals and Listing.  The Company shall not be required to grant, issue or settle any Awards or issue any certificate or certificates for shares of Common Stock under the Plan prior to (a) obtaining any required approval from the stockholders of the Company; (b) obtaining any approval from any governmental agency which Cato shall, in its discretion, determine to be necessary or advisable; (c) the admission of such shares of Common Stock to listing on any national securities exchange on which the Common Stock may be listed; and (d) the completion of any registration or other qualification of such shares of Common Stock under any state or federal law or ruling or regulation of any governmental body which Cato shall, in its sole discretion, determine to be necessary or advisable.  Cato may require that any recipient of an Award make such representations and agreements and furnish such information as it deems appropriate to assure compliance with the foregoing or any other applicable legal requirement.  Notwithstanding the foregoing, Cato shall not be obligated at any time to file or maintain a registration statement under the Securities Act of 1933, as amended, or to effect similar compliance under any applicable state laws with respect to the Common Stock that may be issued pursuant to this Plan.

15.10   Compliance with Code Section 162(m).  It is intended that the Plan comply fully with and meet all of the requirements of Section 162(m) of the Code with respect to Options and SARs granted hereunder.  At all times when the Committee determines that compliance with the performance-based compensation exception under Section 162(m) of the Code is required or desired, all Performance Compensation granted under this Plan also shall comply with the requirements of Section 162(m) of the Code, and the Plan must be resubmitted to the stockholders of Cato as necessary to enable Performance Compensation to qualify as performance-based compensation thereunder (which rules currently require that the stockholders reapprove the Plan no later than the first stockholders meeting that occurs in the fifth year following the year in which the stockholders previously approved the Plan).  In addition, in the event that changes are made to Section 162(m) of the Code to permit greater flexibility with respect to any Award or Awards under the Plan, the Committee may make any adjustments it deems appropriate.  The Committee may, in its discretion, determine that it is advisable to grant Awards that shall not qualify as “performance-based compensation” and may grant Awards without satisfying the requirements of Section 162(m) of the Code.

15.11   Compliance with Code Section 409A.  It is generally intended that the Plan and all Awards hereunder either comply with or meet the requirements for an exemption from Section 409A of the Code and the Plan shall be operated and administered accordingly.  No Award (or modification thereof) shall provide for a deferral of compensation (within the meaning of Section 409A of the Code) that does not comply with Section 409A of the Code and the Award Agreement shall incorporate the terms and conditions required by Section 409A of the Code, unless the Committee, at the time of grant (or modification, as the case may be), specifically provides that the Award is not intended to comply with Section 409A of the Code.  Notwithstanding anything in the Plan to the contrary, the Committee may amend or vary the terms of Awards under the Plan in order to conform such terms to the requirements of Section 409A.  To the extent an Award does not provide for a deferral of compensation (within the meaning of Section 409A of the Code), but may be deferred under a nonqualified deferred compensation plan established by the Company, the terms of such nonqualified deferred compensation plan shall govern such deferral, and to the extent necessary, are incorporated herein by reference.  Notwithstanding any other provisions of the Plan or any Award Agreement, the Company does not guarantee to any Participant (or any other person with an interest in an Award) that the Plan or any Award hereunder complies with or is exempt from Section 409A, and shall not have any liability to or indemnify or hold harmless any individual with respect to any tax consequences that arise from any such failure to comply with or meet an exemption under Section 409A.

15.12   Other Corporate Actions.  Nothing contained in the Plan shall be construed to limit the authority of the Company to exercise its corporate rights and powers, including, but not by way of limitation, the right of the Company to adopt other compensation or bonus arrangements or the right of Cato to authorize any adjustment, reclassification, reorganization, or other change in its capital or business structure, any merger or consolidation of Cato, the dissolution or liquidation of Cato, or any sale or transfer of all or any part of its business or assets.

15.13   Gender and Number.  Except where otherwise indicated by the context, any masculine term used herein shall also include the feminine, and the plural shall include the singular and the singular shall include the plural.

15.14   Severability.  The invalidity or unenforceability of any particular provision of this Plan or an Award hereunder shall not affect the other provisions thereof, and the Committee may elect in its discretion to construe such invalid or unenforceable provision in a manner which conforms to applicable law or as if such provision was omitted.

15.15   Governing Law.  To the extent not preempted by federal law, the Plan, and all Award Agreements hereunder, shall be construed in accordance with and governed by the laws of the State of North Carolina (excluding the principles of conflict of law thereof).

ANNUAL MEETING OF SHAREHOLDERS OF

THE CATO CORPORATION

May 22, 2008

CLASS A COMMON STOCK

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20230303000000000000 8 052208

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2, 3 AND 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. ELECTION OF DIRECTORS:

NOMINEES:

☐ FOR ALL NOMINEES

○ Robert W. Bradshaw, Jr.
○ Grant L. Hamrick

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	FOR	AGAINST	ABSTAIN
2. Proposal to ratify the selection of PricewaterhouseCoopers LLP as the Company's independent auditor for fiscal year ending January 31, 2009; and	☐	☐	☐
3. Proposal to amend and restate the Cato Corporation 2004 Incentive Compensation Plan	☐	☐	☐
4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments thereof.	☐	☐	☐

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL PROPOSALS AND "FOR" ELECTION OF ALL NOMINEES FOR DIRECTOR.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT AND REVOKES ALL PROXIES HERETOFORE GIVEN BY THE UNDERSIGNED.

PLEASE MARK, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY SO AS TO INSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES. DELAY IN RETURNING YOUR PROXY MAY SUBJECT THE COMPANY TO ADDITIONAL EXPENSE.

Signature of Shareholder ____________ Date: ______ Signature of Shareholder ____________ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

CLASS A COMMON STOCK

THE CATO CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints John P. D. Cato and Stuart L. Uselton, and each of them, with full power of substitution, attorneys and proxies to appear and vote, as indicated on the reverse side of this card, all of the shares of Class A Common Stock of The Cato Corporation that the undersigned would be entitled to vote at the Annual Meeting of Shareholders of The Cato Corporation to be held on May 22, 2008 and at any and all adjournments thereof. The Board recommends a vote FOR the following items:

(Continued and to be signed on the reverse side.)

14475

ANNUAL MEETING OF SHAREHOLDERS OF

THE CATO CORPORATION

May 22, 2008

CLASS B COMMON STOCK

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20230303000000000000 8 052208

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2, 3 AND 4. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. ELECTION OF DIRECTORS:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Robert W. Bradshaw, Jr.
- ○ Grant L. Hamrick

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

	FOR	AGAINST	ABSTAIN
2. Proposal to ratify the selection of PricewaterhouseCoopers LLP as the Company's independent auditor for fiscal year ending January 31, 2009; and	☐	☐	☐
3. Proposal to amend and restate the Cato Corporation 2004 Incentive Compensation Plan	☐	☐	☐
4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments thereof.	☐	☐	☐

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL PROPOSALS AND "FOR" ELECTION OF ALL NOMINEES FOR DIRECTOR.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT AND REVOKES ALL PROXIES HERETOFORE GIVEN BY THE UNDERSIGNED.

PLEASE MARK, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY SO AS TO INSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES. DELAY IN RETURNING YOUR PROXY MAY SUBJECT THE COMPANY TO ADDITIONAL EXPENSE.

Signature of Shareholder ______ Date: ______ Signature of Shareholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

CLASS B COMMON STOCK

THE CATO CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints John P. D. Cato and Stuart L. Uselton, and each of them, with full power of substitution, attorneys and proxies to appear and vote, as indicated on the reverse side of this card, all of the shares of Class B Common Stock of The Cato Corporation that the undersigned would be entitled to vote at the Annual Meeting of Shareholders of The Cato Corporation to be held on May 22, 2008 and at any and all adjournments thereof. The Board recommends a vote FOR the following items:

(Continued and to be signed on the reverse side.)

14475